UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-07123

BNY Mellon Advantage Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	8/31
Date of reporting period:	2/29/2020

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Dynamic Value Fund

BNY Mellon Opportunistic Midcap Value Fund

BNY Mellon Opportunistic Small Cap Fund

BNY Mellon Structured Midcap Fund

BNY Mellon Technology Growth Fund

FORM N-CSR

Item 1.           Reports to Stockholders.

BNY Mellon Dynamic Value Fund

SEMIANNUAL REPORT February 29, 2020

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Dynamic Value Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Dynamic Value Fund, covering the six-month period from September 1, 2019 through February 29, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stock markets performed well over the last several months of 2019. Accommodative policies from the U.S. Federal Reserve (the “Fed”), paired with healthy U.S. consumer spending, helped support valuations during September and October 2019. Despite periodic investor concern regarding trade relations with China and global growth rates, the rally continued through the end of the calendar year, supported in part by a December announcement from President Trump that the first phase of a trade deal with China was in process. U.S. equity markets reached new highs during the final months of 2019. However, the euphoria was short-lived, as concerns over the spread of the Coronavirus roiled markets in January and late February, leading to a significant dip in equity valuations at the end of the reporting period.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor perception of future economic growth prospects. The Fed cut rates in September and October 2019, for a total 50 basis point reduction in the federal funds rate during the reporting period. Rates across much of the Treasury curve increased during the month of November, and the long end of the curve rose in December as investors anticipated improvements to global economic growth rates in the coming year. However, concerns regarding the spread of the Coronavirus and the resulting economic constraints caused rates throughout the intermediate- and long-dated portions of the curve to fall during January and February of 2020.

We believe that despite recent market volatility, the outlook for the U.S. remains positive over the near term. As always, we will monitor relevant data for any signs of a change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris

President

BNY Mellon Investment Adviser, Inc.

March 16, 2020

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from September 1, 2019 through February 29, 2020, as provided by Brian C. Ferguson, John C. Bailer, and David S. Intoppa, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended February 29, 2020, BNY Mellon Dynamic Value Fund’s Class A shares produced a total return of -2.58%, Class C shares returned -2.94%, Class I shares returned -2.44% and Class Y shares returned -2.42%.1 The fund’s benchmark, the Russell 1000® Value Index (the “Index”), produced a total return of -1.69% for the same period.2

Although the market benefited from steady corporate earnings and economic conditions, declines came late in the reporting period due largely to concerns about the effects of the COVID-19 outbreak on the global economy. The fund underperformed its benchmark, primarily due to unfavorable security selections in the materials and information technology sectors.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks. The fund may invest up to 30% of its assets in foreign securities. We identify potential investments through extensive quantitative and fundamental research. We focus on individual stock selection (a “bottom-up” approach), emphasizing three key factors: value, sound business fundamentals and positive business momentum.

Stocks Decline on Coronavirus Concerns

The reporting period began with the market continuing to benefit from a shift in Federal Reserve (“Fed”) policy, which had been prompted by concerns about economic growth and corporate earnings. The Fed refrained from rate cuts early in 2019, but markets began to anticipate a reduction later in the year, and at its July 2019 meeting the Fed announced a quarter-point cut, bringing the federal funds target rate to 2.00-2.25%.

During the reporting period, the Fed followed up with two additional rate cuts, as trade tensions and other geopolitical concerns appeared to be weighing on economic growth. This concern led the Fed to reduce the federal funds target rate twice during the reporting period, bringing the rate to 1.50-1.75%. Other major central banks were also supportive.

After surging early in 2019, U.S. markets steadied, though investors became somewhat concerned about trade tensions and the global economy. Corporate earnings throughout the year were better than expected, which supported markets, while U.S. consumer confidence remained resilient, benefiting from record low unemployment, rising wages and a tight labor market.

Toward the end of 2019, stocks rallied as economies benefited from lagged effects of stimulus in Europe, China and Japan. Investors also became optimistic about a U.S.-China trade agreement, and progress culminated in the announcement of a “Phase One” deal, reducing tensions between the world’s two largest economies. Stocks also benefited from the approval of the new U.S.-Mexico-Canada Trade Agreement by the U.S. House of Representatives, potentially reducing trade uncertainty with America’s neighbors. In this environment, a rotation from growth to value occurred, and value stocks outperformed growth stocks in the third and fourth quarters of 2019.

Early in 2020, markets experienced a correction amid growing concerns about the COVID-19 outbreak in China, erasing the gain that occurred in 2019. The Fed responded on March 3, 2020 with a 50-basis point rate cut, bringing the federal funds target rate to 1.00–1.25%.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Performance Hindered by Stock Selections

The fund’s performance versus the Index was hindered by stock selections in the materials and information technology sectors. In the materials sector, a position in CF Industries Holdings, a maker of agricultural chemicals, detracted from fund performance as the company experienced difficulties due to severe weather that hampered the spring planting season. A position in Vulcan Materials, a maker of construction aggregates with exposure to homebuilding and infrastructure, also was disadvantageous. Like other cyclical stocks, it was hit hard by the market downturn in February 2020. In the information technology sector, a position in Intel, a maker of semiconductors, was also detrimental to fund performance. Although this stock had performed well during 2019, the fund added it to the portfolio late in the reporting period just as stocks, especially cyclical stocks, began to experience a correction.

On the positive side, stock selections in the financial and energy sectors proved beneficial. In the financial services sector, the fund’s positions in J.P. Morgan and Bank of America were advantageous. J.P. Morgan Chase & Co. reported better-than-expected fourth-quarter 2019 results and improved its capital position, making it better prepared for economic or financial crises. Similarly, Bank of America posted strong fourth quarter 2019 results, beating revenue expectations and improving cost efficiencies. The fund’s position in E*Trade Financial, an online broker, also contributed positively to results, as it received a buyout offer from Morgan Stanley, causing its stock price to rise 22%. In the energy sector, a position in Valero Energy, an oil refining company, contributed positively to results; the stock rose 24% on improved margins and a commitment to share buybacks. The fund also benefited relative to its benchmark from its decision to avoid shares of ExxonMobil and Chevron, which declined 22% and 19%, respectively.

Market Correction Results in Compelling Valuations

In light of the likely economic impact of the COVID-19 outbreak, we anticipate a slowdown in the global economy and a downturn in corporate earnings. The depth and length of the impact remains uncertain, but we expect that economic activity and earnings will improve in the second half of 2020, assisted by policy measures from governments and central banks. With the correction experienced in the market early in 2020, valuations are more attractive in our view, setting the stage for a potential significant rebound.

March 16, 2020

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through December 31, 2020, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Source: Lipper Inc. — The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 1000® Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. These risks are enhanced in emerging market countries. Please read the prospectus for further discussion of these risks.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Dynamic Value Fund from September 1, 2019 to February 29, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended February 29, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$4.56	$8.23	$3.34	$3.14
Ending value (after expenses)	$974.20	$970.60	$975.60	$975.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended February 29, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$4.67	$8.42	$3.42	$3.22
Ending value (after expenses)	$1,020.24	$1,016.51	$1,021.48	$1,021.68

†Expenses are equal to the fund’s annualized expense ratio of .93% for Class A, 1.68% for Class C, .68% for Class I and .64% for Class Y, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS

February 29, 2020 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 99.1%
Automobiles & Components - 1.3%
General Motors	536,190		16,353,795
Banks - 8.0%
Bank of America	870,213		24,801,070
Citigroup	279,840		17,758,646
JPMorgan Chase & Co.	522,215		60,634,384
			103,194,100
Capital Goods - 8.1%
Eaton	143,455		13,014,238
Gardner Denver Holdings	301,993	[a,b]	9,902,350
Ingersoll-Rand	83,336		10,753,677
L3Harris Technologies	75,779		14,983,782
Northrop Grumman	36,285		11,931,959
Quanta Services	346,333		13,205,677
United Technologies	241,099		31,485,118
			105,276,801
Consumer Durables & Apparel - 1.8%
Lennar, Cl. A	208,170		12,560,978
PVH	139,004		10,301,586
			22,862,564
Consumer Services - 1.1%
Las Vegas Sands	241,034		14,054,693
Diversified Financials - 16.0%
Berkshire Hathaway, Cl. B	301,412	[b]	62,193,352
Capital One Financial	171,992		15,180,014
E*TRADE Financial	281,274		12,876,724
LPL Financial Holdings	151,864		12,070,151
Morgan Stanley	653,301		29,418,144
State Street	135,940		9,258,873
The Charles Schwab	262,612		10,701,439
The Goldman Sachs Group	153,272		30,772,419
Voya Financial	468,451	[a]	24,659,261
			207,130,377
Energy - 8.4%
Apergy	333,441	[b]	6,202,003
Concho Resources	81,279		5,528,598
Hess	566,154		31,806,532
Marathon Petroleum	569,419		27,001,849
Phillips 66	237,169		17,754,471
Pioneer Natural Resources	109,670		13,465,283
Schlumberger	272,512		7,382,350
			109,141,086

6

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Food, Beverage & Tobacco - 4.0%
Archer-Daniels-Midland	367,747		13,845,675
Conagra Brands	288,598		7,702,681
Kellogg	126,160	[a]	7,628,895
PepsiCo	72,367		9,554,615
Philip Morris International	165,984		13,589,110
			52,320,976
Health Care Equipment & Services - 8.9%
Alcon	117,993	[b]	7,232,971
Anthem	50,874		13,079,197
Becton Dickinson & Co.	114,489		27,227,774
Cigna	34,294		6,273,744
CVS Health	99,919		5,913,206
Humana	29,776		9,518,792
Laboratory Corporation of America Holdings	37,993	[b]	6,674,990
Medtronic	394,609		39,725,288
			115,645,962
Household & Personal Products - 1.2%
Colgate-Palmolive	235,002		15,879,085
Insurance - 5.7%
American International Group	402,767		16,980,657
Assurant	153,486		18,508,877
Chubb	139,035		20,164,246
Willis Towers Watson	95,583		18,089,083
			73,742,863
Materials - 9.8%
CF Industries Holdings	910,758		33,570,540
Freeport-McMoRan	1,463,619		14,577,645
Louisiana-Pacific	275,639		7,841,930
Martin Marietta Materials	99,693		22,683,148
Newmont	277,737		12,395,402
The Mosaic Company	722,333		12,301,331
Vulcan Materials	190,080		22,859,021
			126,229,017
Media & Entertainment - 3.0%
Alphabet, Cl. A	24,432	[b]	32,720,556
Omnicom Group	96,246		6,667,923
			39,388,479
Pharmaceuticals Biotechnology & Life Sciences - 4.1%
AbbVie	158,491		13,584,264
Biogen	32,243	[b]	9,943,419
Bristol-Myers Squibb	164,672		9,725,528
Eli Lilly & Co.	50,765		6,402,989

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 4.1% (continued)
Gilead Sciences	94,169		6,531,562
Merck & Co.	88,618		6,784,594
			52,972,356
Real Estate - .6%
Weyerhaeuser	321,435	[c]	8,350,881
Semiconductors & Semiconductor Equipment - 6.4%
Applied Materials	279,290		16,232,335
Broadcom	35,048		9,554,786
Intel	430,177		23,883,427
Microchip Technology	107,238	[a]	9,727,559
Micron Technology	189,945	[b]	9,983,509
Qualcomm	164,849		12,907,677
			82,289,293
Software & Services - 1.7%
International Business Machines	99,089		12,896,433
Proofpoint	88,390	[b]	9,426,793
			22,323,226
Technology Hardware & Equipment - 2.9%
Apple	34,410		9,406,318
Corning	511,727	[a]	12,209,806
Western Digital	163,321		9,074,115
Zebra Technologies, Cl. A	30,902	[b]	6,519,395
			37,209,634
Transportation - 2.3%
Delta Air Lines	363,267		16,757,507
Union Pacific	82,225		13,140,377
			29,897,884
Utilities - 3.8%
Edison International	181,677		12,206,878
PPL	1,215,553		36,478,745
			48,685,623
Total Common Stocks (cost $1,212,743,831)			1,282,948,695

Exchange-Traded Funds - 1.0%
Registered Investment Companies - 1.0%
iShares Russell 1000 Value ETF (cost $13,407,691)	107,156		12,981,949

8

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - .1%
Registered Investment Companies - .1%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $969,556)	1.59	969,556	[d]	969,556
Total Investments (cost $1,227,121,078)		100.2%		1,296,900,200
Liabilities, Less Cash and Receivables		(.2%)		(2,248,484)
Net Assets		100.0%		1,294,651,716

ETF—Exchange-Traded Fund

a Security, or portion thereof, on loan. At February 29, 2020, the value of the fund’s securities on loan was $63,558,426 and the value of the collateral was $66,380,885, consisting of U.S. Government & Agency securities.

b Non-income producing security.

c Investment in real estate investment trust within the United States.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Financials	29.7
Health Care	13.0
Information Technology	11.0
Industrials	10.4
Materials	9.8
Energy	8.4
Consumer Staples	5.3
Consumer Discretionary	4.1
Utilities	3.8
Communication Services	3.0
Investment Companies	1.1
Real Estate	.6
100.2

† Based on net assets.

See notes to financial statements.

9

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 8/31/19 ($)	Purchases ($)	Sales ($)	Value 2/29/20 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	1,749,947	92,519,655	93,300,046	969,556.1		16,394
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	1,131,190	16,922,887	18,054,077	-	-	-
Total	2,881,137	109,442,542	111,354,123	969,556.1		16,394

See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES

February 29, 2020 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $63,558,426)—Note 1(b):
Unaffiliated issuers	1,226,151,522	1,295,930,644
Affiliated issuers	969,556	969,556
Receivable for investment securities sold		20,674,734
Dividends and securities lending income receivable		2,795,855
Receivable for shares of Common Stock subscribed		998,397
Prepaid expenses		42,461
		1,321,411,647
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		865,133
Payable for investment securities purchased		20,354,375
Payable for shares of Common Stock redeemed		5,323,010
Directors’ fees and expenses payable		29,974
Other accrued expenses		187,439
		26,759,931
Net Assets ($)		1,294,651,716
Composition of Net Assets ($):
Paid-in capital		1,165,779,376
Total distributable earnings (loss)		128,872,340
Net Assets ($)		1,294,651,716

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	670,808,195	13,106,434	403,258,644	207,478,443
Shares Outstanding	20,574,512	435,879	12,313,246	6,347,357
Net Asset Value Per Share ($)	32.60	30.07	32.75	32.69

See notes to financial statements.

11

STATEMENT OF OPERATIONS

Six Months Ended February 29, 2020 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	16,443,075
Affiliated issuers	16,394
Interest	76,159
Income from securities lending—Note 1(b)	28,721
Total Income	16,564,349
Expenses:
Management fee—Note 3(a)	4,463,723
Shareholder servicing costs—Note 3(c)	1,405,930
Directors’ fees and expenses—Note 3(d)	69,948
Distribution fees—Note 3(b)	60,534
Prospectus and shareholders’ reports	51,060
Registration fees	44,148
Professional fees	41,205
Loan commitment fees—Note 2	21,299
Custodian fees—Note 3(c)	15,986
Chief Compliance Officer fees—Note 3(c)	6,661
Interest expense—Note 2	3,184
Miscellaneous	44,352
Total Expenses	6,228,030
Less—reduction in expenses due to undertaking—Note 3(a)	(164,627)
Net Expenses	6,063,403
Investment Income—Net	10,500,946
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	101,418,557
Net change in unrealized appreciation (depreciation) on investments	(136,669,936)
Net Realized and Unrealized Gain (Loss) on Investments	(35,251,379)
Net (Decrease) in Net Assets Resulting from Operations	(24,750,433)

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended February 29, 2020 (Unaudited)	Year Ended August 31, 2019
Operations ($):
Investment income—net	10,500,946	26,752,518
Net realized gain (loss) on investments	101,418,557	34,123,743
Net change in unrealized appreciation (depreciation) on investments	(136,669,936)	(151,536,950)
Net Increase (Decrease) in Net Assets Resulting from Operations	(24,750,433)	(90,660,689)
Distributions ($):
Distributions to shareholders:
Class A	(25,395,218)	(108,639,666)
Class C	(440,390)	(3,576,184)
Class I	(16,654,035)	(65,779,162)
Class Y	(8,883,603)	(45,439,104)
Total Distributions	(51,373,246)	(223,434,116)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	11,949,315	40,244,563
Class C	526,467	2,701,564
Class I	42,589,907	178,906,342
Class Y	6,887,601	57,818,315
Distributions reinvested:
Class A	23,607,957	100,531,970
Class C	334,420	2,692,043
Class I	15,707,495	61,306,599
Class Y	5,418,390	31,824,011
Cost of shares redeemed:
Class A	(52,762,804)	(120,669,500)
Class C	(3,789,289)	(13,021,841)
Class I	(83,673,757)	(208,767,777)
Class Y	(33,376,379)	(307,036,796)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(66,580,677)	(173,470,507)
Total Increase (Decrease) in Net Assets	(142,704,356)	(487,565,312)
Net Assets ($):
Beginning of Period	1,437,356,072	1,924,921,384
End of Period	1,294,651,716	1,437,356,072

13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended February 29, 2020 (Unaudited)	Year Ended August 31, 2019
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	324,710	1,177,556
Shares issued for distributions reinvested	651,632	3,032,531
Shares redeemed	(1,441,224)	(3,467,994)
Net Increase (Decrease) in Shares Outstanding	(464,882)	742,093
Class Ca
Shares sold	16,028	87,814
Shares issued for distributions reinvested	9,995	87,814
Shares redeemed	(112,047)	(405,903)
Net Increase (Decrease) in Shares Outstanding	(86,024)	(230,275)
Class Ib
Shares sold	1,155,616	5,145,410
Shares issued for distributions reinvested	431,882	1,842,704
Shares redeemed	(2,275,094)	(6,035,248)
Net Increase (Decrease) in Shares Outstanding	(687,596)	952,866
Class Yb
Shares sold	187,038	1,763,701
Shares issued for distributions reinvested	149,267	958,559
Shares redeemed	(901,788)	(8,304,875)
Net Increase (Decrease) in Shares Outstanding	(565,483)	(5,582,615)

[a]During the period ended February 29, 2020, 1,199 Class C representing $40,849 were automatically converted to 1,102 Class A shares and during the period ended August 31, 2019 1,897 Class C shares representing $64,313 were automatically converted to 1,755 Class A shares.

[b]During the period ended February 29, 2020 22,074 Class Y shares representing $817,078 were exchanged for 22,037 Class I shares and 1,512 Class A shares representing $54,664 were exchanged for 1,506 Class Y shares. During the period ended August 31, 2019 13,830 Class Y shares representing $510,754 were exchanged for 13,814 Class I shares.

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended		Year Ended August 31,
February 29, 2020
Class A Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	34.61	42.18	40.12	36.08	38.49	43.34
Investment Operations:
Investment income—net[a]	.24	.57	.49	.37	.50	.33
Net realized and unrealized gain (loss) on investments	(1.01)	(2.67)	5.86	4.72	2.41	(.66)
Total from Investment Operations	(.77)	(2.10)	6.35	5.09	2.91	(.33)
Distributions:
Dividends from investment income—net	(.57)	(.63)	(.39)	(.49)	(.39)	(.36)
Dividends from net realized gain on investments	(.67)	(4.84)	(3.90)	(.56)	(4.93)	(4.16)
Total Distributions	(1.24)	(5.47)	(4.29)	(1.05)	(5.32)	(4.52)
Net asset value, end of period	32.60	34.61	42.18	40.12	36.08	38.49
Total Return (%)[b]	(2.58)[c]	(4.40)	16.68	14.26	8.26	(.90)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.96[d]	.96	.95	1.07	1.12	1.11
Ratio of net expenses to average net assets	.93[d]	.93	.93	.97	.98	.98
Ratio of net investment income to average net assets	1.29[d]	1.58	1.19	.95	1.42	.81
Portfolio Turnover Rate	56.56[c]	97.03	105.82	96.39	80.82	96.32
Net Assets, end of period ($ x 1,000)	670,808	728,146	856,213	818,085	842,532	880,116

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
February 29, 2020		Year Ended August 31,
Class C Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	31.84	39.20	37.52	33.81	36.35	41.17
Investment Operations:
Investment income—net[a]	.09	.27	.17	.07	.22	.02
Net realized and unrealized gain (loss) on investments	(.93)	(2.48)	5.48	4.42	2.26	(.61)
Total from Investment Operations	(.84)	(2.21)	5.65	4.49	2.48	(.59)
Distributions:
Dividends from investment income—net	(.26)	(.31)	(.07)	(.22)	(.09)	(.07)
Dividends from net realized gain on investments	(.67)	(4.84)	(3.90)	(.56)	(4.93)	(4.16)
Total Distributions	(.93)	(5.15)	(3.97)	(.78)	(5.02)	(4.23)
Net asset value, end of period	30.07	31.84	39.20	37.52	33.81	36.35
Total Return (%)[b]	(2.94)[c]	(5.12)	15.86	13.39	7.46	(1.65)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.71[d]	1.71	1.71	1.84	1.89	1.87
Ratio of net expenses to average net assets	1.68[d]	1.68	1.68	1.72	1.73	1.73
Ratio of net investment income to average net assets	.55[d]	.83	.45	.20	.67	.06
Portfolio Turnover Rate	56.56[c]	97.03	105.82	96.39	80.82	96.32
Net Assets, end of period ($ x 1,000)	13,106	16,615	29,482	42,611	47,696	53,226

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

16

Six Months Ended
February 29, 2020		Year Ended August 31,
Class I Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	34.80	42.33	40.25	36.16	38.58	43.45
Investment Operations:
Investment income—net[a]	.29	.66	.59	.48	.58	.43
Net realized and unrealized gain (loss) on investments	(1.01)	(2.68)	5.88	4.73	2.42	(.66)
Total from Investment Operations	(.72)	(2.02)	6.47	5.21	3.00	(.23)
Distributions:
Dividends from investment income—net	(.66)	(.67)	(.49)	(.56)	(.49)	(.48)
Dividends from net realized gain on investments	(.67)	(4.84)	(3.90)	(.56)	(4.93)	(4.16)
Total Distributions	(1.33)	(5.51)	(4.39)	(1.12)	(5.42)	(4.64)
Net asset value, end of period	32.75	34.80	42.33	40.25	36.16	38.58
Total Return (%)	(2.44)[b]	(4.16)	16.99	14.58	8.52	(.66)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.70[c]	.71	.72	.84	.89	.87
Ratio of net expenses to average net assets	.68[c]	.68	.68	.72	.73	.73
Ratio of net investment income to average net assets	1.54[c]	1.83	1.44	1.21	1.67	1.05
Portfolio Turnover Rate	56.56[b]	97.03	105.82	96.39	80.82	96.32
Net Assets, end of period ($ x 1,000)	403,259	452,432	510,020	751,934	509,485	389,711

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
February 29, 2020		Year Ended August 31,
Class Y Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	34.74	42.35	40.25	36.16	38.58	43.45
Investment Operations:
Investment income—net[a]	.29	.67	.62	.48	.59	.44
Net realized and unrealized gain (loss) on investments	(1.00)	(2.68)	5.87	4.73	2.41	(.67)
Total from Investment Operations	(.71)	(2.01)	6.49	5.21	3.00	(.23)
Distributions:
Dividends from investment income—net	(.67)	(.76)	(.49)	(.56)	(.49)	(.48)
Dividends from net realized gain on investments	(.67)	(4.84)	(3.90)	(.56)	(4.93)	(4.16)
Total Distributions	(1.34)	(5.60)	(4.39)	(1.12)	(5.42)	(4.64)
Net asset value, end of period	32.69	34.74	42.35	40.25	36.16	38.58
Total Return (%)	(2.42)[b]	(4.13)	17.05	14.58	8.52	(.66)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.64[c]	.65	.64	.75	.79	.79
Ratio of net expenses to average net assets	.64[c]	.65	.64	.71	.73	.73
Ratio of net investment income to average net assets	1.58[c]	1.84	1.50	1.22	1.67	1.07
Portfolio Turnover Rate	56.56[b]	97.03	105.82	96.39	80.82	96.32
Net Assets, end of period ($ x 1,000)	207,478	240,163	529,206	177,876	179,629	215,685

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Dynamic Value Fund (the “fund”) is a separate diversified series of BNY Mellon Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund’s investment objective is to seek capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

The Company’s Board of Director's (the “Board”) approved, effective December 31, 2019 (the “Effective Date”), the termination of the fund’s authorized Class T shares. Prior to the Effective Date, the fund did not offer such Class T shares for purchase. The authorized Class T shares were reallocated to authorized Class I shares and Class Y shares, increasing authorized Class I shares from 100 million to 150 million and increasing authorized Class Y shares from 100 million to 150 million.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 800 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (300 million shares authorized), Class C (100 million shares authorized), Class I (250 million shares authorized), and Class Y (150 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

20

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of February 29, 2020 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	1,282,948,695	-	-	1,282,948,695
Exchange-Traded Funds	12,981,949	-	-	12,981,949
Investment Companies	969,556	-	-	969,5596

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended February 29, 2020, The Bank of

22

New York Mellon earned $5,726 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 29, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended February 29, 2020, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended August 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2019 was as follows: ordinary income $61,100,906 and long-term capital gains $162,333,210. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended February 29, 2020 was approximately $243,950 with a related weighted average annualized interest rate of 2.63%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from September 1, 2019 through December 31, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .68% of the value of the fund’s average daily net assets. On or after December 31, 2020, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking amounted to $164,627 during the period ended February 29, 2020.

During the period ended February 29, 2020, the Distributor retained $5,603 from commissions earned on sales of the fund’s Class A shares and $17 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended February 29, 2020, Class C shares were charged $60,534 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports

24

and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 29, 2020, Class A and Class C shares were charged $951,108 and $20,178, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statements of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended February 29, 2020, the fund was charged $75,214 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended February 29, 2020, the fund was charged $15,986 pursuant to the custody agreement.

During the period ended February 29, 2020, the fund was charged $6,661 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $696,976, Distribution Plan fees of $8,776, Shareholder Services Plan fees of $153,047, custodian fees of $10,800, Chief Compliance Officer fees of $2,219 and transfer agency fees of $31,078, which are offset against an expense reimbursement currently in effect in the amount of $37,763.

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 29, 2020, amounted to $821,662,697 and $922,714,392, respectively.

At February 29, 2020, accumulated net unrealized appreciation on investments was $69,779,122, consisting of $154,620,603 gross unrealized appreciation and $84,841,481 gross unrealized depreciation.

At February 29, 2020, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Event:

The post period-end coronavirus outbreak is impacting the global economy and the market environment. The final impact of the coronavirus outbreak on the investments of the Company is hard to predict. Considering post period-end market conditions, however, the carrying values retained for the investments in the financial statements may differ significantly from the current values of the investments.

26

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 10-11, 2020, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of large-cap value funds (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional large-cap value funds (the “Performance Universe”), all for various periods ended December 31, 2019, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of funds consisting of all institutional large-cap value funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously

27

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods, except the two- and three-year periods when the fund’s performance was below the Performance Group and Performance Universe medians. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in six of the ten calendar years shown.

The Board reviewed and considered the contractual management fee rate paid by the fund to the Adviser over the fund’s last fiscal year in light of the nature, extent and quality of the management services provided by the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee, the fund’s actual management fee was lower than the median actual management fee of the Expense Group and Expense Universe and the fund’s total expenses were lower than the median total expenses of the Expense Group and Expense Universe.

Representatives of the Adviser stated that the Adviser has contractually agreed, until December 31, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .68% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the investment advisory fees paid to the Adviser, or the primary employer of the fund’s primary portfolio manager(s) that is affiliated with the Adviser, for advising any separate accounts and/or other similar types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate

28

profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s performance.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

30

NOTES

31

NOTES

32

NOTES

33

For More Information

BNY Mellon Dynamic Value Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A:DAGVX Class C:DCGVX Class I:DRGVX Class Y:DRGYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 0257SA0220

BNY Mellon Opportunistic Midcap Value Fund

SEMIANNUAL REPORT February 29, 2020

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.bnymellonim.com/us and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

F O R M O R E I N F O R M AT I O N

Back Cover

BNY Mellon Opportunistic Midcap Value Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Opportunistic Midcap Value Fund, covering the six-month period from September 1, 2019 through February 29, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stock markets performed well over the last several months of 2019. Accommodative policies from the U.S. Federal Reserve (the “Fed”), paired with healthy U.S. consumer spending, helped support valuations during September and October 2019. Despite periodic investor concern regarding trade relations with China and global growth rates, the rally continued through the end of the calendar year, supported in part by a December announcement from President Trump that the first phase of a trade deal with China was in process. U.S. equity markets reached new highs during the final months of 2019. However, the euphoria was short-lived, as concerns over the spread of the Coronavirus roiled markets in January and late February, leading to a significant dip in equity valuations at the end of the reporting period.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor perception of future economic growth prospects. The Fed cut rates in September and October 2019, for a total 50 basis point reduction in the federal funds rate during the reporting period. Rates across much of the Treasury curve increased during the month of November, and the long end of the curve rose in December as investors anticipated improvements to global economic growth rates in the coming year. However, concerns regarding the spread of the Coronavirus and the resulting economic constraints caused rates throughout the intermediate- and long-dated portions of the curve to fall during January and February of 2020.

We believe that despite recent market volatility, the outlook for the U.S. remains positive over the near term. As always, we will monitor relevant data for any signs of a change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
March 16, 2020

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from September 1, 2019 through February 29, 2020, as provided by R. Patrick Kent, lead portfolio manager and James Boyd portfolio manager.

Market and Fund Performance Overview

For the six-month period ended February 29, 2020, BNY Mellon Opportunistic Midcap Value Fund’s Class A shares produced a total return of 0.52%, Class C shares returned 0.15%, Class I shares returned 0.62% and Class Y shares returned 0.70%.1 In comparison, the fund’s benchmark, the Russell Midcap® Value Index (the “Index”), produced a -2.23% total return for the same period.2

Mid-cap stocks lost ground over the reporting period. Although the market benefited from steady corporate earnings and economic conditions, declines came late in the reporting period due largely to concerns about the effects of the COVID-19 outbreak on the global economy. The fund produced higher returns than the Index, mainly due to the favorable security selection in the materials, communication services and real estate sectors.

The Fund’s Investment Approach

The fund seeks to surpass the performance of the Index. The fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of mid-cap companies with market capitalizations between $1 billion and $25 billion at the time of purchase. Because the fund may continue to hold a security whose market capitalization grows, a substantial portion of the fund’s holdings can have market capitalizations in excess of $25 billion at any given time.

The fund’s portfolio managers identify potential investments through extensive fundamental and quantitative research. The fund focuses on individual stock selection (a “bottom-up” approach), emphasizing three key factors: relative value, business health and business momentum.

The fund’s portfolio managers use an opportunistic value approach to identify stocks whose current market prices trade at a large discount to their intrinsic value, as calculated by the portfolio managers. The opportunistic value style attempts to benefit from valuation inefficiencies and underappreciated fundamental prospects present in the marketplace. The portfolio managers use mid-cycle estimates, growth prospects, the identification of a revaluation catalyst and competitive advantages as some of the factors in the valuation assessment.

Despite Supportive Fundamentals, Stocks Decline Due to Investor Concerns about Coronavirus

The reporting period began with the market continuing to benefit from a shift in Federal Reserve (“Fed”) policy, which had been prompted by concerns about economic growth and corporate earnings. The Fed refrained from rate cuts early in 2019, but markets began to anticipate a reduction later in the year, and at its July 2019 meeting the Fed announced a quarter-point cut, bringing the federal funds target rate to 2.00-2.25%.

During the reporting period, the Fed followed up with two additional rate cuts, as trade tensions and other geopolitical concerns appeared to be weighing on economic growth. This

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

concern led the Fed to reduce the federal funds target rate twice during the reporting period, bringing the rate to 1.50-1.75%. Other major central banks were also supportive.

After surging early in 2019, U.S. markets were steady, though investors were somewhat concerned about trade tensions and the global economy. Corporate earnings throughout the year were better than expected, which provided the markets relief, while U.S. consumer confidence remained resilient, supported by record low unemployment, rising wages and a tight labor market.

Toward the end of 2019, stocks rallied as investors became optimistic about a U.S.-China trade agreement, and progress culminated in the announcement of a “Phase One” deal, reducing tensions between the world’s two largest economies. Stocks also benefited from the approval of the new U.S.-Mexico-Canada Trade Agreement by the U.S. House of Representatives, potentially reducing trade uncertainty with America’s neighbors.

However, early in 2020, markets experienced a correction amid growing concerns about the COVID-19 outbreak in China, erasing the gain that occurred late in 2019. The Fed reduced the federal funds target rate by 50 basis points, bringing the rate down to 1.00–1.25%.

Security Selection Drove Performance

The fund outperformed the Index over the reporting period, assisted by security selection in the materials, communication services and real estate sectors. In the materials sector, Louisiana-Pacific, a forest products company, gained on strong demand from home builders and rising product prices, while a position in FMC, a manufacturer of fertilizer, benefited from strong sales growth and Crown Holdings, a packaging company, benefited from improved sales volumes and higher prices, driven by continued economic growth. In the communication services sector, Zillow Group, a real estate data company, appreciated due to strength in the housing market, while Activision Blizzard, a maker of video games, saw gains due to the beginning of a new game and console cycle. In the real estate sector, Boston Properties and Alexandria Real Estate Equities performed well, having completed a round of property renovations that will lead to a new rent increase cycle. CBRE Group, a property management firm, also contributed positively to the fund’s performance, as it was purchased on a price dip and subsequently rebounded.

On the negative side, selections in the health care, financials and consumer discretionary sectors detracted from the fund’s performance. In the health care sector, a position in SAGE Therapeutics hindered fund performance, as reported disappointing trial results for a novel depression drug. In the financial sector, TCF Financial Corporation and Citizens Financial Group were hurt by the decline in interest rates which hurt their net interest margins. In the consumer discretionary sector, Grubhub, a food delivery company, experienced intense competition, hurting its financial performance and leading the fund to exit its position. In addition, a position in Norwegian Cruise Line Holdings, a cruise ship company, was hurt by the spread of COVID-19.

Finding Opportunities amid Economic and Market Uncertainty

We recognize COVID-19 and oil market turmoil have created significant dislocations that will have a meaningful impact on economic and corporate profit growth. The depth of the impact will be deep. The duration of the decline and the shape of the subsequent recovery remain unanswered questions at this point in time.

4

The recent decline in equity prices reflects a portion of the lower level of profitability ahead. Encouragingly, the Federal Reserve Board has proactively implemented a number of actions to help stabilize financial markets. Domestic and global fiscal policies are moving toward providing monetary support to help bridge personal and business disruptions. Historically, significant market declines have created attractive investment opportunities for the fund. Current price volatility is creating numerous situations where the revaluation to intrinsic value offers exceptional investment return potential for many of the fund’s holdings.

We have been using market volatility to initiate new and increase existing positions in our data & information services, health care providers, housing related, niche software, payment processing and semiconductor investment themes. Exposure has been reduced in airlines, consumer finance, gaming and pharmaceutical holdings.

The team believes the current market volatility is laying the foundation for one of the most favorable investment environments for U.S. mid-capitalization equities witnessed in the last several years.

March 16, 2020

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies that are considered more value-oriented relative to the overall market, as defined by Russell’s leading style methodology. The Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap value market. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small- and/or mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Opportunistic Midcap Value Fund from September 1, 2019 to February 29, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended February 29, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$5.83	$9.70	$4.74	$4.19
Ending value (after expenses)	$1,005.20	$1,001.50	$1,006.20	$1,007.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended February 29, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$5.87	$9.77	$4.77	$4.22
Ending value (after expenses)	$1,019.05	$1,015.17	$1,020.14	$1,020.69

†Expenses are equal to the fund’s annualized expense ratio of 1.17% for Class A, 1.95% for Class C, .95% for Class I and .84% for Class Y, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

February 29, 2020 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 97.5%
Banks - 4.1%
Citizens Financial Group	151,963		4,815,707
Popular	173,038		8,302,363
TCF Financial	147,790		5,385,468
			18,503,538
Capital Goods - 4.4%
Deere & Co.	41,124		6,435,084
Owens Corning	112,533		6,356,989
Quanta Services	191,745		7,311,237
			20,103,310
Commercial & Professional Services - 6.0%
Clarivate Analytics	696,674	[a]	14,170,349
Equifax	92,111		13,083,446
			27,253,795
Consumer Durables & Apparel - 2.9%
D.R. Horton	119,302		6,355,218
Skechers USA, Cl. A	210,780	[a]	6,972,602
			13,327,820
Consumer Services - 2.2%
Boyd Gaming	152,624	[b]	4,076,587
Norwegian Cruise Line Holdings	159,134	[a]	5,929,333
			10,005,920
Diversified Financials - 1.9%
Voya Financial	160,299	[b]	8,438,139
Energy - 3.3%
Parsley Energy, Cl. A	280,132		3,753,769
Pioneer Natural Resources	34,580		4,245,732
Valero Energy	102,817		6,811,626
			14,811,127
Food, Beverage & Tobacco - 3.4%
Conagra Brands	264,748		7,066,124
Ingredion	97,532		8,124,416
			15,190,540
Health Care Equipment & Services - 6.1%
Alcon	148,332	[a,b]	9,092,752
Encompass Health	42,309		3,166,406
Laboratory Corporation of America Holdings	42,078	[a]	7,392,684
Zimmer Biomet Holdings	59,769		8,137,549
			27,789,391
Insurance - 3.5%
Arch Capital Group	118,381	[a]	4,786,144

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 97.5% (continued)
Insurance - 3.5% (continued)
Willis Towers Watson	58,874		11,141,904
			15,928,048
Materials - 13.4%
Crown Holdings	103,898	[a]	7,324,809
Eagle Materials	63,063		4,977,563
FMC	112,303		10,455,409
Freeport-McMoRan	577,406		5,750,964
Huntsman	291,861		5,527,847
Louisiana-Pacific	308,538		8,777,906
Newmont	230,995		10,309,307
The Mosaic Company	438,694		7,470,959
			60,594,764
Media & Entertainment - 4.5%
Activision Blizzard	231,290		13,444,888
Zillow Group, Cl. C	120,855	[a,b]	6,744,918
			20,189,806
Pharmaceuticals Biotechnology & Life Sciences - 4.4%
Jazz Pharmaceuticals	70,966	[a]	8,131,284
Mylan	325,268	[a]	5,591,357
Syneos Health	96,839	[a,b]	6,134,751
			19,857,392
Real Estate - 7.7%
Alexandria Real Estate Equities	51,240	[c]	7,782,331
Boston Properties	74,665	[c]	9,627,305
CBRE Group, Cl. A	131,520	[a]	7,383,533
Digital Realty Trust	81,952	[b,c]	9,843,255
			34,636,424
Retailing - 1.9%
Dollar General	57,405		8,627,971
Semiconductors & Semiconductor Equipment - 5.8%
First Solar	198,437	[a,b]	9,082,461
ON Semiconductor	326,563	[a]	6,093,666
Skyworks Solutions	59,684		5,979,143
Teradyne	90,033		5,290,339
			26,445,609
Software & Services - 12.0%
DocuSign	72,474	[a,b]	6,255,231
Euronet Worldwide	82,964	[a]	10,290,855
Fiserv	33,659	[a]	3,680,948
Global Payments	52,304		9,622,367
Nuance Communications	592,176	[a]	12,802,845
Proofpoint	66,751	[a]	7,118,994

8

Description		Shares		Value ($)
Common Stocks - 97.5% (continued)
Software & Services - 12.0% (continued)
WEX		23,626	[a]	4,423,732
				54,194,972
Technology Hardware & Equipment - 3.6%
FLIR Systems		155,762		6,615,212
Western Digital		177,559		9,865,178
				16,480,390
Transportation - 3.1%
Knight-Swift Transportation Holdings		284,464	[b]	9,085,780
Southwest Airlines		107,851		4,981,638
				14,067,418
Utilities - 3.3%
Edison International		153,281		10,298,950
PPL		154,885		4,648,099
				14,947,049
Total Common Stocks (cost $424,684,691)				441,393,423

Exchange-Traded Funds - 2.0%
Registered Investment Companies - 2.0%
SPDR S&P MidCap 400 ETF Trust (cost $10,199,361)		27,666		9,159,936
	1-Day Yield (%)
Investment Companies - .8%
Registered Investment Companies - .8%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $3,797,359)	1.59	3,797,359	[d]	3,797,359

Investment of Cash Collateral for Securities Loaned - .1%
Registered Investment Companies - .1%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $340,984)	1.59	340,984	[d]	340,984
Total Investments (cost $439,022,395)		100.4%		454,691,702
Liabilities, Less Cash and Receivables		(.4%)		(1,936,988)
Net Assets		100.0%		452,754,714

ETF—Exchange-Traded Fund

a Non-income producing security.

b Security, or portion thereof, on loan. At February 29, 2020, the value of the fund’s securities on loan was $55,497,637 and the value of the collateral was $57,175,466, consisting of cash collateral of $340,984 and U.S. Government & Agency securities valued at $56,834,482.

c Investment in real estate investment trust within the United States.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	21.4
Industrials	13.6
Materials	13.4
Health Care	10.5
Financials	9.5
Real Estate	7.6
Consumer Discretionary	7.1
Communication Services	4.5
Consumer Staples	3.3
Utilities	3.3
Energy	3.3
Investment Companies	2.9
100.4

† Based on net assets.

See notes to financial statements.

10

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 8/31/19 ($)	Purchases ($)	Sales ($)	Value 2/29/20 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies:
Dreyfus Institutional Preferred Government Plus Money Market Fund	3,248,008	89,640,815	89,091,464	3,797,359.8		26,196
Investment of Cash Collateral for Securities Loaned:
Dreyfus Institutional Preferred Government Plus Money Market Fund	3,567,020	116,688,898	119,914,934	340,984.1		-
Total	6,815,028	206,329,713	209,006,398	4,138,343.9		26,196

See notes to financial statements.

11

STATEMENT OF ASSETS AND LIABILITIES

February 29, 2020 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $55,497,637)—Note 1(c):
Unaffiliated issuers	434,884,052	450,553,359
Affiliated issuers	4,138,343	4,138,343
Receivable for investment securities sold		1,047,879
Dividends and securities lending income receivable		315,513
Receivable for shares of Common Stock subscribed		170,425
Prepaid expenses		47,222
		456,272,741
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		418,566
Payable for shares of Common Stock redeemed		1,518,922
Payable for investment securities purchased		1,075,937
Liability for securities on loan—Note 1(c)		340,984
Directors’ fees and expenses payable		11,248
Interest payable—Note 2		769
Other accrued expenses		151,601
		3,518,027
Net Assets ($)		452,754,714
Composition of Net Assets ($):
Paid-in capital		466,140,721
Total distributable earnings (loss)		(13,386,007)
Net Assets ($)		452,754,714

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	290,866,560	24,461,922	131,835,193	5,591,039
Shares Outstanding	12,038,910	1,228,126	5,484,306	232,399
Net Asset Value Per Share ($)	24.16	19.92	24.04	24.06

See notes to financial statements.

12

STATEMENT OF OPERATIONS

Six Months Ended February 29, 2020 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $10,452 foreign taxes withheld at source):
Unaffiliated issuers	3,414,068
Affiliated issuers	26,196
Income from securities lending—Note 1(c)	47,283
Interest	32,656
Total Income	3,520,203
Expenses:
Management fee—Note 3(a)	2,054,011
Shareholder servicing costs—Note 3(c)	747,843
Distribution fees—Note 3(b)	108,353
Professional fees	49,336
Prospectus and shareholders’ reports	40,660
Registration fees	38,883
Directors’ fees and expenses—Note 3(d)	19,642
Custodian fees—Note 3(c)	10,155
Chief Compliance Officer fees—Note 3(c)	6,661
Loan commitment fees—Note 2	4,269
Interest expense—Note 2	4,074
Miscellaneous	28,148
Total Expenses	3,112,035
Investment Income—Net	408,168
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	20,621,913
Net change in unrealized appreciation (depreciation) on investments	(9,888,922)
Net Realized and Unrealized Gain (Loss) on Investments	10,732,991
Net Increase in Net Assets Resulting from Operations	11,141,159

See notes to financial statements.

13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended February 29, 2020 (Unaudited)	Year Ended August 31, 2019
Operations ($):
Investment income—net	408,168	1,676,849
Net realized gain (loss) on investments	20,621,913	(3,479,590)
Net change in unrealized appreciation (depreciation) on investments	(9,888,922)	(109,890,127)
Net Increase (Decrease) in Net Assets Resulting from Operations	11,141,159	(111,692,868)
Distributions ($):
Distributions to shareholders:
Class A	(899,289)	(89,325,514)
Class C	-	(10,375,746)
Class I	(731,868)	(80,239,051)
Class Y	(48,433)	(2,340,142)
Total Distributions	(1,679,590)	(182,280,453)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	8,151,449	30,692,805
Class C	369,042	3,001,837
Class I	9,264,502	75,738,264
Class Y	320,766	1,932,209
Distributions reinvested:
Class A	845,060	83,230,860
Class C	-	9,141,082
Class I	699,602	77,500,604
Class Y	36,103	1,604,933
Cost of shares redeemed:
Class A	(66,678,066)	(113,695,003)
Class C	(6,204,694)	(16,238,435)
Class I	(79,337,230)	(330,412,765)
Class Y	(4,204,287)	(5,706,302)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(136,737,753)	(183,209,911)
Total Increase (Decrease) in Net Assets	(127,276,184)	(477,183,232)
Net Assets ($):
Beginning of Period	580,030,898	1,057,214,130
End of Period	452,754,714	580,030,898

14

	Six Months Ended February 29, 2020 (Unaudited)	Year Ended August 31, 2019
Capital Share Transactions (Shares):
Class Aa
Shares sold	316,532	1,224,755
Shares issued for distributions reinvested	33,075	3,718,983
Shares redeemed	(2,570,532)	(4,392,166)
Net Increase (Decrease) in Shares Outstanding	(2,220,925)	551,572
Class Ca
Shares sold	17,679	149,055
Shares issued for distributions reinvested	-	492,005
Shares redeemed	(292,157)	(768,689)
Net Increase (Decrease) in Shares Outstanding	(274,478)	(127,629)
Class Ia
Shares sold	361,362	3,046,526
Shares issued for distributions reinvested	27,533	3,483,169
Shares redeemed	(3,125,657)	(12,746,365)
Net Increase (Decrease) in Shares Outstanding	(2,736,762)	(6,216,670)
Class Y
Shares sold	12,800	75,370
Shares issued for distributions reinvested	1,420	72,034
Shares redeemed	(163,345)	(207,052)
Net Increase (Decrease) in Shares Outstanding	(149,125)	(59,648)

[a]During the period ended February 29, 2020, 3,950 Class C shares representing $77,847 were automatically converted to 3,260 Class A shares and 1,066 Class C shares representing $23,892 were exchanged to 883 Class I shares. During the period ended August 31, 2019, 1,152 Class A shares representing $27,563 were exchanged for 1,158 Class I shares and 299 Class C shares representing $5,964 were automatically converted to 247 Class A shares.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended
February 29, 2020		Year Ended August 31,
Class A Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	24.10	35.32	34.37	31.72	36.97	43.17
Investment Operations:
Investment income (loss)—net[a]	.01	.03	(.03)	.03	.03	(.02)
Net realized and unrealized gain (loss) on investments	.12	(4.32)	5.35	4.13	.82	(1.79)
Total from Investment Operations	.13	(4.29)	5.32	4.16	.85	(1.81)
Distributions:
Dividends from investment income—net	(.07)	-	-	(.01)	-	(.05)
Dividends from net realized gain on investments	-	(6.93)	(4.37)	(1.50)	(6.10)	(4.34)
Total Distributions	(.07)	(6.93)	(4.37)	(1.51)	(6.10)	(4.39)
Net asset value, end of period	24.16	24.10	35.32	34.37	31.72	36.97
Total Return (%)[b]	.52[c]	(10.64)	16.44	13.28	3.95	(4.72)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.17[d]	1.15	1.16	1.17	1.21	1.18
Ratio of net expenses to average net assets	1.17[d]	1.15	1.16	1.17	1.21	1.18
Ratio of net investment income (loss) to average net assets	.11[d]	.12	(.08)	.10	.11	(.05)
Portfolio Turnover Rate	57.01[c]	98.59	100.55	104.51	101.68	74.05
Net Assets, end of period ($ x 1,000)	290,867	343,673	484,169	509,761	796,686	1,071,713

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

16

Six Months Ended
February 29, 2020		Year Ended August 31,
Class C Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	19.89	30.80	30.70	28.68	34.26	40.55
Investment Operations:
Investment (loss)—net[a]	(.07)	(.14)	(.25)	(.19)	(.18)	(.29)
Net realized and unrealized gain (loss) on investments	.10	(3.84)	4.72	3.71	.70	(1.66)
Total from Investment Operations	.03	(3.98)	4.47	3.52	.52	(1.95)
Distributions:
Dividends from net realized gain on investments	-	(6.93)	(4.37)	(1.50)	(6.10)	(4.34)
Net asset value, end of period	19.92	19.89	30.80	30.70	28.68	34.26
Total Return (%)[b]	.15[c]	(11.34)	15.55	12.44	3.19	(5.41)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.95[d]	1.91	1.91	1.92	1.94	1.90
Ratio of net expenses to average net assets	1.95[d]	1.91	1.91	1.92	1.94	1.90
Ratio of net investment (loss) to average net assets	(.67)[d]	(.65)	(.84)	(.65)	(.62)	(.77)
Portfolio Turnover Rate	57.01[c]	98.59	100.55	104.51	101.68	74.05
Net Assets, end of period ($ x 1,000)	24,462	29,892	50,210	62,608	76,886	116,683

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
February 29, 2020		Year Ended August 31,
Class I Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	24.00	35.14	34.27	31.64	36.83	43.01
Investment Operations:
Investment income—net[a]	.04	.11	.07	.14	.12	.09
Net realized and unrealized gain (loss) on investments	.12	(4.32)	5.32	4.11	.81	(1.78)
Total from Investment Operations	.16	(4.21)	5.39	4.25	.93	(1.69)
Distributions:
Dividends from investment income—net	(.12)	(.00)[b]	(.15)	(.12)	(.02)	(.15)
Dividends from net realized gain on investments	-	(6.93)	(4.37)	(1.50)	(6.10)	(4.34)
Total Distributions	(.12)	(6.93)	(4.52)	(1.62)	(6.12)	(4.49)
Net asset value, end of period	24.04	24.00	35.14	34.27	31.64	36.83
Total Return (%)	.62[c]	(10.42)	16.74	13.63	4.23	(4.43)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.95[d]	.90	.89	.90	.90	.89
Ratio of net expenses to average net assets	.95[d]	.90	.89	.90	.90	.89
Ratio of net investment income to average net assets	.34[d]	.40	.19	.42	.39	.22
Portfolio Turnover Rate	57.01[c]	98.59	100.55	104.51	101.68	74.05
Net Assets, end of period ($ x 1,000)	131,835	197,290	507,298	501,821	492,694	913,852

a Based on average shares outstanding.

b Amount is less than $.00 per share.

c Not annualized.

d Annualized.

See notes to financial statements.

18

Six Months Ended
February 29, 2020		Year Ended August 31,
Class Y Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	24.05	35.22	34.34	31.72	36.93	43.12
Investment Operations:
Investment income—net[a]	.06	.12	.10	.15	.16	.13
Net realized and unrealized gain (loss) on investments	.12	(4.31)	5.33	4.13	.83	(1.78)
Total from Investment Operations	.18	(4.19)	5.43	4.28	.99	(1.65)
Distributions:
Dividends from investment income—net	(.17)	(.05)	(.18)	(.16)	(.10)	(.20)
Dividends from net realized gain on investments	-	(6.93)	(4.37)	(1.50)	(6.10)	(4.34)
Total Distributions	(.17)	(6.98)	(4.55)	(1.66)	(6.20)	(4.54)
Net asset value, end of period	24.06	24.05	35.22	34.34	31.72	36.93
Total Return (%)	.70[b]	(10.34)	16.84	13.71	4.40	(4.34)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.84[c]	.81	.79	.80	.78	.80
Ratio of net expenses to average net assets	.84[c]	.81	.79	.80	.78	.80
Ratio of net investment income to average net assets	.46[c]	.45	.30	.49	.53	.30
Portfolio Turnover Rate	57.01[b]	98.59	100.55	104.51	101.68	74.05
Net Assets, end of period ($ x 1,000)	5,591	9,176	15,538	9,137	17,308	79,397

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Opportunistic Midcap Value Fund (the “fund”) is a separate diversified series of BNY Mellon Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund’s investment objective is to seek to surpass the performance of the Russell Midcap® Value Index. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

The Company’s Board of Directors (the “Board”) approved, effective December 31, 2019 (the “Effective Date”), the termination of the fund’s authorized Class T shares. Prior to the Effective Date, the fund did not offer such Class T shares for purchase. The authorized Class T shares were reallocated to authorized Class I shares and Class Y shares increasing authorized Class I shares from 125 million to 175 million and increasing authorized Class Y shares from 100 million to 150 million.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 800 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (350 million shares authorized), Class C (125 million shares authorized), Class I (175 million shares authorized) and Class Y (150 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

20

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

22

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of February 29, 2020 in valuing the fund’s investments:

Level 1 - Unadjusted Quoted Prices		Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Equity Securities - Common Stocks	441,393,423	-	-	441,393,423
Exchange-Traded Funds	9,159,936	-	-	9,159,936
Investment Companies	4,138,343	-	-	4,138,343

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign Taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the fund understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invest. These foreign taxes, if any, are paid by the fund and are reflected in the Statements of Operations. Foreign taxes payable or deferred as of February 29, 2020, if any, are disclosed in the fund’s Statements of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended February 29, 2020, The Bank of New York Mellon earned $9,359 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 29, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended February 29, 2020, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended August 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

24

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2019 was as follows: ordinary income $84,381,884 and long–term capital gains $97,898,569. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended February 29, 2020, was approximately $309,340 with a related weighted average annualized interest rate of 2.65%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .75% of the value of the fund's average daily net assets and is payable monthly.

During the period ended February 29, 2020, the Distributor retained $2,097 from commissions earned on sales of the fund’s Class A shares and $273 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended February 29, 2020, Class C shares were charged $108,353 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 29, 2020, Class A and Class C shares were charged $425,622 and $36,118, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statements of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended February 29, 2020, the fund was charged $32,980 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended February 29, 2020, the fund was charged $10,155 pursuant to the custody agreement.

During the period ended February 29, 2020, the fund was charged $6,661 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $309,421, Distribution Plan fees of $16,560, Shareholder Services

26

Plan fees of $71,590, custodian fees of $6,320, Chief Compliance Officer fees of $2,219 and transfer agency fees of $12,456.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 29, 2020, amounted to $305,897,972 and $443,178,985, respectively.

At February 29, 2020, accumulated net unrealized appreciation on investments was $15,669,307, consisting of $48,831,519 gross unrealized appreciation and $33,162,212 gross unrealized depreciation.

At February 29, 2020, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Event:

The post period-end coronavirus outbreak is impacting the global economy and the market environment. The final impact of the coronavirus outbreak on the investments of the Company is hard to predict. Considering post period-end market conditions, however, the carrying values retained for the investments in the financial statements may differ significantly from the current values of the investments.

27

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 10-11, 2020, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of mid-cap core funds (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional mid-cap core funds (the “Performance Universe”), all for various periods ended December 31, 2019, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of funds consisting of all institutional mid-cap core funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously

28

had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods, except the four-, five- and ten-year periods when the fund’s performance was above the Performance Group median total return performance. The Board considered the relative proximity of the fund’s performance to the Performance Group or Performance Universe median in certain periods when performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board discussed with representatives of the Adviser the reasons for the fund’s underperformance versus the Performance Group and Performance Universe during certain periods under review and noted that the Adviser had implemented during 2019 changes to the portfolio management team responsible for the management of the fund.

The Board reviewed and considered the contractual management fee rate paid by the fund to the Adviser over the fund’s last fiscal year in light of the nature, extent and quality of the management services provided by the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee, the fund’s actual management fee was lower than the Expense Group median actual management fee and slightly higher than the Expense Universe median actual management fee and the fund’s total expenses were lower than the median total expenses of the Expense Group and Expense Universe.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser, or the primary employer of the fund’s primary portfolio manager(s) that is affiliated with the Adviser, for advising any separate accounts and/or other similar types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate

29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board determined to closely monitor performance in light of the Adviser’s changes to the portfolio management team and approved renewal of the Agreement only through September 30, 2020.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above, subject to review no later than the next renewal consideration.

30

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement through September 30, 2020.

31

NOTES

32

NOTES

33

For More Information

BNY Mellon Opportunistic Midcap Value Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DMCVX Class C: DVLCX Class I: DVLIX Class Y: DMCYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 0258SA0220

BNY Mellon Opportunistic Small Cap Fund

SEMIANNUAL REPORT February 29, 2020

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.bnymellonim.com/us and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Opportunistic Small Cap Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Opportunistic Small Cap Fund, covering the six-month period from September 1, 2019 through February 29, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stock markets performed well over the last several months of 2019. Accommodative policies from the U.S. Federal Reserve (the “Fed”), paired with healthy U.S. consumer spending, helped support valuations during September and October 2019. Despite periodic investor concern regarding trade relations with China and global growth rates, the rally continued through the end of the calendar year, supported in part by a December announcement from President Trump that the first phase of a trade deal with China was in process. U.S. equity markets reached new highs during the final months of 2019. However, the euphoria was short-lived, as concerns over the spread of the Coronavirus roiled markets in January and late February, leading to a significant dip in equity valuations at the end of the reporting period.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor perception of future economic growth prospects. The Fed cut rates in September and October 2019, for a total 50 basis point reduction in the federal funds rate during the reporting period. Rates across much of the Treasury curve increased during the month of November, and the long end of the curve rose in December as investors anticipated improvements to global economic growth rates in the coming year. However, concerns regarding the spread of the Coronavirus and the resulting economic constraints caused rates throughout the intermediate- and long-dated portions of the curve to fall during January and February of 2020.

We believe that despite recent market volatility, the outlook for the U.S. remains positive over the near term. As always, we will monitor relevant data for any signs of a change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
March 16, 2020

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from September 1, 2019 through February 29, 2020, as provided by Patrick Kent, lead portfolio manager, and James Boyd, portfolio manager

Market and Fund Performance Overview

For the six-month period ended February 29, 2020, BNY Mellon Opportunistic Small Cap Fund’s Investor shares achieved a total return of -1.62%, Class I shares returned -1.54% and Class Y shares returned -1.47%.1 In comparison, the fund’s benchmark, the Russell 2000® Index (the “Index”), produced a total return of -0.52% for the same period.2

Because of concerns about the COVID-19 outbreak, small-cap stocks lost ground over the reporting period despite steady economic conditions and corporate earnings. The fund trailed the Index, mainly due to unfavorable stock selection decisions in the health care, industrials and materials sectors.

The Fund’s Investment Approach

The fund seeks capital appreciation. The fund normally invests at least 80% of its assets in the stocks of small-cap companies. The fund currently considers small-cap companies to be those companies with market capitalizations that fall within the range of companies in the Index. Stocks are selected for the fund’s portfolio based primarily on bottom-up fundamental analysis. The fund’s team of portfolio managers uses a disciplined investment process that relies, in general, on proprietary fundamental research and valuation. Generally, elements of the process include analysis of mid-cycle business prospects, estimation of the intrinsic value of the company and the identification of a revaluation trigger. The fund’s portfolio managers invest in securities and sectors that they perceive to be attractive from a valuation and fundamental standpoint.

Despite Supportive Fundamentals, Stocks Decline Due to Investor Concerns about Coronavirus

The reporting period began with the market continuing to benefit from a shift in Federal Reserve (“Fed”) policy, which had been prompted by concerns about economic growth and corporate earnings. The Fed refrained from rate cuts early in 2019, but markets began to anticipate a reduction later in the year, and at its July 2019 meeting, the Fed announced a quarter-point cut, bringing the federal funds target rate to 2.00-2.25%.

During the reporting period, the Fed followed up with two additional rate cuts, as trade tensions and other geopolitical concerns appeared to be weighing on economic growth. This concern led the Fed to reduce the federal funds target rate twice during the reporting period, bringing the rate to 1.50-1.75%. Other major central banks were also supportive.

After surging early in 2019, U.S. markets were steady, though investors were somewhat concerned about trade tensions and the global economy. Corporate earnings throughout the year were better than expected, which provided the markets relief, while U.S. consumer confidence remained resilient, supported by record low unemployment, rising wages and a tight labor market.

Toward the end of 2019, stocks rallied as investors became optimistic about a U.S.-China trade agreement, and progress culminated in the announcement of a “Phase One” deal,

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

reducing tensions between the world’s two largest economies. Stocks also benefited from the approval of the new U.S.-Mexico-Canada Trade Agreement by the U.S. House of Representatives, potentially reducing trade uncertainty with America’s neighbors.

However, early in 2020, markets experienced a correction amid growing concerns about the COVID-19 outbreak in China, erasing the gain that occurred late in 2019. The Fed reduced the federal funds target rate by 50 basis points, bringing the rate down to 1.00–1.25%.

Performance Hindered by Stock Selection

The fund’s underperformance versus the benchmark stemmed primarily from stock selections in the health care, industrials and materials sectors. In the health care sector, shares of SAGE Therapeutics detracted from the fund’s performance, as the company’s trial results on a new drug were disappointing. Other positions in small pharmaceutical companies also contributed negatively to performance, as sales of their new drugs were slower than expected. In the industrials sector, airline stocks were disadvantageous, as they were hit particularly hard by anticipated effects of the coronavirus on airline travel. In the materials sector, two positions in the gold mining industry hindered the fund’s performance. Despite higher gold prices, IAMGOLD Corporation and Alamos Gold both underperformed due to struggles in operating performance.

On the positive side, the fund benefited from our security selection in the utilities, energy and consumer staples sectors. In the utilities sector, shares of AquaVenture, a wastewater and desalination services company, rose 58% when the company received a buyout offer. A position in Clearway Energy was advantageous as it became clear the company would not be negatively affected by lawsuits against California utility PG&E. In the energy sector, when Green Plains, an ethanol producer, rose 50% as it sold off a joint venture holding, the fund exited its position, contributing positively to performance. The fund also benefited from liquidating its holdings of Delek U.S. Holdings, an oil refiner, which had reached the fund’s estimate of its intrinsic value. Shares of shipping company Euronav were also advantageous, as the company’s financial results benefited from higher shipping rates. In the consumer staples sector, shares of Darling Ingredients, a food producer, contributed positively to fund performance, as favorable pricing added to sales revenues.

Finding Opportunities amid Economic Uncertainty

We recognize COVID-19 and oil market turmoil have created significant dislocations that will have a meaningful impact on economic and corporate profit growth. The depth of the impact will be deep. The duration of the decline and the shape of the subsequent recovery remain unanswered questions.

The recent decline in equity prices reflects a portion of the lower level of profitability ahead. Encouragingly, the Federal Reserve Board has proactively implemented a number of actions to help stabilize financial markets. Domestic and global fiscal policies are moving toward providing monetary support to help bridge personal and business disruptions. Historically, significant market declines have created attractive investment opportunities for the fund. Current price volatility is creating numerous situations where the revaluation to intrinsic value offers exceptional investment return potential for many of the fund’s holdings.

We have been using market volatility to initiate new and increase existing positions in our data & information services, health care providers, housing related, niche software, payment

4

processing and semiconductor investment themes. Exposure has been reduced in electronic equipment, energy, food products and gaming holdings.

The team believes the current market volatility is laying the foundation for one of the most favorable investment environments for U.S. small capitalization equities witnessed in the last several years.

March 16, 2020

1  Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2  Source: Lipper Inc. — The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 is constructed to provide a comprehensive and unbiased, small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small- and/or mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Opportunistic Small Cap Fund from September 1, 2019 to February 29, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended February 29, 2020

	Investor Shares	Class I	Class Y
Expense paid per $1,000†	$5.52	$4.59	$4.05
Ending value (after expenses)	$983.80	$984.60	$985.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended February 29, 2020

	Investor Shares	Class I	Class Y
Expense paid per $1,000†	$5.62	$4.67	$4.12
Ending value (after expenses)	$1,019.29	$1,020.24	$1,020.79

†Expenses are equal to the fund’s annualized expense ratio of 1.12% for Investor Shares, .93% for Class I and .82% for Class Y, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

February 29, 2020 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 94.4%
Banks - 5.7%
Ameris Bancorp	90,691		3,099,818
Atlantic Union Bankshares	62,976		1,872,906
Essent Group	95,540		4,169,366
First Bancorp	823,300		6,537,002
First Interstate BancSystem, Cl. A	152,952		5,209,545
First Merchants	110,651		3,870,572
			24,759,209
Capital Goods - 8.8%
Advanced Drainage Systems	65,832		2,755,728
Aerojet Rocketdyne Holdings	151,186	[a,b]	7,450,446
American Woodmark	36,675	[b]	3,072,265
Builders FirstSource	186,081	[b]	4,225,900
Masonite International	90,528	[b]	6,653,808
Nesco Holdings	404,551	[a,b]	1,233,881
Quanta Services	111,616		4,255,918
Tennant	61,546		4,403,001
Valmont Industries	36,390		4,229,246
			38,280,193
Commercial & Professional Services - 8.2%
ADT	340,526	[a]	2,175,961
Clarivate Analytics	639,993	[b]	13,017,458
Covanta Holding	593,040	[a]	7,923,014
Harsco	110,350	[b]	1,323,097
Interface	346,974		5,062,351
The Brink's Company	77,776		6,089,083
			35,590,964
Consumer Durables & Apparel - 4.2%
Century Communities	130,462	[b]	4,348,298
KB Home	138,931		4,527,761
Skyline Champion	134,646	[b]	3,430,780
Taylor Morrison Home	260,471	[b]	5,865,807
			18,172,646
Consumer Services - 2.5%
Adtalem Global Education	89,313	[b]	2,757,092
Houghton Mifflin Harcourt	701,109	[b]	3,835,066
OneSpaWorld Holdings	207,745	[a]	2,538,644
Penn National Gaming	58,461	[b]	1,728,692
			10,859,494
Diversified Financials - 4.4%
FirstCash	74,384		5,721,617
OneMain Holdings	148,918		5,472,737

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 94.4% (continued)
Diversified Financials - 4.4% (continued)
PJT Partners, Cl. A	177,260		7,967,837
			19,162,191
Energy - 4.1%
Ardmore Shipping	265,257		1,458,914
Euronav	190,567		1,777,990
PBF Energy, Cl. A	386,284		8,648,899
Scorpio Tankers	137,290	[a]	2,715,596
Select Energy Services, Cl. A	518,624	[b]	3,371,056
			17,972,455
Food, Beverage & Tobacco - 1.2%
Darling Ingredients	212,444	[b]	5,459,811
Health Care Equipment & Services - 3.8%
Acadia Healthcare	216,000	[a,b]	6,393,600
AdaptHealth	61,757	[a,b]	997,375
AxoGen	316,743	[a,b]	3,921,278
Tabula Rasa HealthCare	94,014	[a,b]	5,280,766
			16,593,019
Insurance - 4.0%
Argo Group International Holdings	85,470		4,808,542
Palomar Holdings	121,440	[b]	6,170,366
The Hanover Insurance Group	52,927		6,273,967
			17,252,875
Materials - 10.0%
Alamos Gold, Cl. A	1,713,886	[a]	9,991,955
Cabot	268,879		10,050,697
Eagle Materials	65,481		5,168,415
IAMGOLD	1,590,842	[b]	4,517,991
Louisiana-Pacific	373,528		10,626,872
Norbord	114,749	[a]	3,062,651
			43,418,581
Media & Entertainment - 3.2%
Cardlytics	75,843	[a,b]	6,021,176
Nexstar Media Group, Cl. A	50,557	[a]	5,813,044
Sinclair Broadcast Group, Cl. A	101,003	[a]	2,344,280
			14,178,500
Pharmaceuticals Biotechnology & Life Sciences - 7.8%
Aerie Pharmaceuticals	258,503	[a,b]	4,523,803
Flexion Therapeutics	240,812	[a,b]	3,802,421
Invitae	228,270	[a,b]	4,652,143
Sage Therapeutics	31,663	[a,b]	1,488,161
Syneos Health	97,244	[a,b]	6,160,407
TherapeuticsMD	2,759,566	[a,b]	4,663,667
Ultragenyx Pharmaceutical	45,726	[b]	2,564,314

8

Description		Shares		Value ($)
Common Stocks - 94.4% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 7.8% (continued)
uniQure		49,092	[b]	2,526,274
Xenon Pharmaceuticals		174,174	[b]	2,511,589
Zogenix		37,043	[b]	929,038
				33,821,817
Real Estate - 8.2%
Colliers International Group		86,982		7,033,365
CoreSite Realty		57,625	[c]	5,977,441
Douglas Emmett		171,910	[c]	6,563,524
Kilroy Realty		85,028	[a,c]	6,180,685
Redfin		361,024	[a,b]	9,769,309
				35,524,324
Semiconductors & Semiconductor Equipment - 1.0%
Diodes		97,262	[b]	4,280,501
Software & Services - 6.2%
Cardtronics, Cl. A		123,758	[a,b]	4,488,703
Cloudera		686,725	[a,b]	6,111,852
Everbridge		100,415	[b]	10,609,849
Evertec		198,636		5,895,516
				27,105,920
Technology Hardware & Equipment - 1.9%
Ciena		218,758	[b]	8,411,245
Transportation - 7.7%
Knight-Swift Transportation Holdings		262,953	[a]	8,398,719
Scorpio Bulkers		585,596		1,885,619
SkyWest		239,607		10,878,158
Spirit Airlines		77,623	[a,b]	2,208,374
Werner Enterprises		301,519	[a]	10,131,038
				33,501,908
Utilities - 1.5%
Clearway Energy, Cl. C		316,756		6,664,546
Total Common Stocks (cost $412,621,948)				411,010,199

Exchange-Traded Funds - 2.0%
Registered Investment Companies - 2.0%
iShares Russell 2000 ETF (cost $9,300,755)		60,128	[a]	8,798,530
	Maturity Date	Number of Warrants
Warrants - .0%
Capital Goods - .0%
Nesco Holdings (cost $202,770)	1/01/25	172,384		58,611

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - 2.6%
Registered Investment Companies - 2.6%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $11,135,890)	1.59	11,135,890	[d]	11,135,890

Investment of Cash Collateral for Securities Loaned - 7.8%
Registered Investment Companies - 7.8%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $34,116,669)	1.59	34,116,669	[d]	34,116,669
Total Investments (cost $467,378,032)		106.8%		465,119,899
Liabilities, Less Cash and Receivables		(6.8%)		(29,739,865)
Net Assets		100.0%		435,380,034

ETF—Exchange-Traded Fund

a Security, or portion thereof, on loan. At February 29, 2020, the value of the fund’s securities on loan was $113,506,537 and the value of the collateral was $118,640,884, consisting of cash collateral of $34,116,669 and U.S. Government & Agency securities valued at $84,524,215.

b Non-income producing security.

c Investment in real estate investment trust within the United States.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Industrials	24.7
Financials	14.0
Investment Companies	12.4
Health Care	11.6
Materials	10.0
Information Technology	9.1
Real Estate	8.2
Consumer Discretionary	6.7
Energy	4.1
Communication Services	3.3
Utilities	1.5
Consumer Staples	1.2
106.8

† Based on net assets.

See notes to financial statements.

10

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 8/31/19($)	Purchases($)	Sales ($)	Value 2/29/20($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund	1,828,720	99,645,695	90,338,525	11,135,890	2.6	41,629
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	39,073,059	145,940,180	150,896,570	34,116,669	7.8	-
Total	40,901,779	245,585,875	241,235,095	45,252,559	10.4	41,629

See notes to financial statements.

11

STATEMENT OF ASSETS AND LIABILITIES

February 29, 2020 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $113,506,537)—Note 1(c):
Unaffiliated issuers	422,125,473	419,867,340
Affiliated issuers	45,252,559	45,252,559
Receivable for investment securities sold		8,283,285
Dividends and securities lending income receivable		1,026,196
Receivable for shares of Common Stock subscribed		228,176
Tax reclaim receivable		3,197
Prepaid expenses		40,257
		474,701,010
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		371,419
Cash overdraft due to Custodian		534,665
Liability for securities on loan—Note 1(c)		34,116,669
Payable for investment securities purchased		3,402,587
Payable for shares of Common Stock redeemed		806,579
Directors’ fees and expenses payable		6,028
Other accrued expenses		83,029
		39,320,976
Net Assets ($)		435,380,034
Composition of Net Assets ($):
Paid-in capital		488,698,160
Total distributable earnings (loss)		(53,318,126)
Net Assets ($)		435,380,034

Net Asset Value Per Share	Investor Shares	Class I	Class Y
Net Assets ($)	246,273,826	25,362,505	163,743,703
Shares Outstanding	9,959,506	1,019,456	6,573,152
Net Asset Value Per Share ($)	24.73	24.88	24.91

See notes to financial statements.

12

STATEMENT OF OPERATIONS

Six Months Ended February 29, 2020 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $22,691 foreign taxes withheld at source):
Unaffiliated issuers	3,523,961
Affiliated issuers	41,629
Income from securities lending—Note 1(c)	488,849
Interest	31,992
Total Income	4,086,431
Expenses:
Management fee—Note 3(a)	1,941,096
Shareholder servicing costs—Note 3(b)	457,258
Professional fees	43,298
Registration fees	26,849
Prospectus and shareholders’ reports	25,155
Directors’ fees and expenses—Note 3(c)	21,460
Custodian fees—Note 3(b)	9,751
Chief Compliance Officer fees—Note 3(b)	6,661
Loan commitment fees—Note 2	6,628
Interest expense—Note 2	811
Miscellaneous	24,521
Total Expenses	2,563,488
Investment Income—Net	1,522,943
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	2,039,010
Net change in unrealized appreciation (depreciation) on investments	(4,395,019)
Net Realized and Unrealized Gain (Loss) on Investments	(2,356,009)
Net (Decrease) in Net Assets Resulting from Operations	(833,066)

See notes to financial statements.

13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended February 29, 2020 (Unaudited)	Year Ended August 31, 2019
Operations ($):
Investment income—net	1,522,943	1,787,915
Net realized gain (loss) on investments	2,039,010	(16,185,991)
Net change in unrealized appreciation (depreciation) on investments	(4,395,019)	(233,328,921)
Net Increase (Decrease) in Net Assets Resulting from Operations	(833,066)	(247,726,997)
Distributions ($):
Distributions to shareholders:
Investor Shares	(488,150)	(86,926,217)
Class I	(130,530)	(11,657,022)
Class Y	(1,251,443)	(80,115,063)
Total Distributions	(1,870,123)	(178,698,302)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor Shares	3,136,497	19,199,291
Class I	4,088,104	14,069,728
Class Y	7,177,577	47,811,478
Distributions reinvested:
Investor Shares	471,181	83,831,912
Class I	127,614	11,244,679
Class Y	378,484	35,893,606
Cost of shares redeemed:
Investor Shares	(41,133,117)	(251,420,986)
Class I	(7,134,521)	(44,124,433)
Class Y	(52,593,227)	(260,267,336)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(85,481,408)	(343,762,061)
Total Increase (Decrease) in Net Assets	(88,184,597)	(770,187,360)
Net Assets ($):
Beginning of Period	523,564,631	1,293,751,991
End of Period	435,380,034	523,564,631

14

	Six Months Ended February 29, 2020 (Unaudited)	Year Ended August 31, 2019
Capital Share Transactions (Shares):
Investor Shares[a]
Shares sold	116,759	638,235
Shares issued for distributions reinvested	17,336	3,488,633
Shares redeemed	(1,520,900)	(8,620,024)
Net Increase (Decrease) in Shares Outstanding	(1,386,805)	(4,493,156)
Class Ia
Shares sold	151,408	496,288
Shares issued for distributions reinvested	4,668	464,848
Shares redeemed	(263,014)	(1,643,184)
Net Increase (Decrease) in Shares Outstanding	(106,938)	(682,048)
Class Ya
Shares sold	262,729	1,757,757
Shares issued for distributions reinvested	13,828	1,481,371
Shares redeemed	(1,928,996)	(9,539,980)
Net Increase (Decrease) in Shares Outstanding	(1,652,439)	(6,300,852)

[a]During the period ended February 29, 2020, 56,912 Class Y shares representing $1,537,362 were exchanged for 57,048 Class I shares and during the period ended August 31, 2019, 117,362 Class Y shares representing $3,601,116 were exchanged for 115,955 Class I shares and 14,594 class Y shares representing $514,778 were exchanged for 14,686 Investor shares.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended
Investor Shares	February 29, 2020	Year Ended August 31,
(Unaudited)		2019	2018	2017[a]	2016	2015
Per Share Data ($):
Net asset value, beginning of period	25.18	40.10	36.53	29.66	30.45	35.87
Investment Operations:
Investment income (loss)—net[b]	.06	.03	(.16)	(.15)	(.05)	(.13)
Net realized and unrealized gain (loss) on investments	(.46)	(8.16)	8.29	7.16	.43	.17
Total from Investment Operations	(.40)	(8.13)	8.13	7.01	.38	.04
Distributions:
Dividends from investment income—net	(.05)	-	-	-	(.10)	-
Dividends from net realized gain on investments	-	(6.79)	(4.56)	(.14)	(1.07)	(5.46)
Total Distributions	(.05)	(6.79)	(4.56)	(.14)	(1.17)	(5.46)
Net asset value, end of period	24.73	25.18	40.10	36.53	29.66	30.45
Total Return (%)	(1.62)[c]	(19.47)	23.51	23.67	1.34	.18
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.12[d]	1.13	1.09	1.10	1.11	1.09
Ratio of net expenses to average net assets	1.12[d]	1.13	1.09	1.10	1.11	1.09
Ratio of net investment income (loss) to average net assets	.47[d]	.12	(.43)	(.44)	(.17)	(.41)
Portfolio Turnover Rate	53.16[c]	83.97	74.02	84.96	82.01	74.06
Net Assets, end of period ($ x 1,000)	248,274	285,688	635,221	488,507	802,741	940,235

a On September 30, 2016, the fund redesignated existing shares as Investor shares.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

16

Six Months Ended
Class I Shares	February 29, 2020	Year Ended August 31,
(Unaudited)		2019	2018	2017[a]
Per Share Data ($):
Net asset value, beginning of period	25.38	40.28	36.60	30.62
Investment Operations:
Investment income (loss)—net[b]	.09	.08	(.08)	(.07)
Net realized and unrealized gain (loss) on investments	(.47)	(8.19)	8.32	6.19
Total from Investment Operations	(.38)	(8.11)	8.24	6.12
Distributions:
Dividends from investment income—net	(.12)	-	-	-
Dividends from net realized gain on investments	-	(6.79)	(4.56)	(.14)
Total Distributions	(.12)	(6.79)	(4.56)	(.14)
Net asset value, end of period	24.88	25.38	40.28	36.60
Total Return (%)	(1.54)[c]	(19.31)	23.78	20.02[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.93[d]	.93	.87	.95[d]
Ratio of net expenses to average net assets	.93[d]	.93	.87	.95[d]
Ratio of net investment income (loss) to average net assets	.65[d]	.26	(.20)	(.23)[d]
Portfolio Turnover Rate	53.16[c]	83.97	74.02	84.96
Net Assets, end of period ($ x 1,000)	25,363	28,586	72,845	53,194

a From September 30, 2016 (commencement of initial offering) to August 31, 2017.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
Class Y Shares	February 29, 2020	Year Ended August 31,
(Unaudited)		2019	2018	2017[a]
Per Share Data ($):
Net asset value, beginning of period	25.44	40.32	36.60	30.62
Investment Operations:
Investment income (loss)—net[b]	.10	.11	(.04)	(.01)
Net realized and unrealized gain (loss) on investments	(.46)	(8.20)	8.32	6.13
Total from Investment Operations	(.36)	(8.09)	8.28	6.12
Distributions:
Dividends from investment income—net	(.17)	-	-	-
Dividends from net realized gain on investments	-	(6.79)	(4.56)	(.14)
Total Distributions	(.17)	(6.79)	(4.56)	(.14)
Net asset value, end of period	24.91	25.44	40.32	36.60
Total Return (%)	(1.47)[c]	(19.23)	23.90	20.02[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.82[d]	.81	.79	.81[d]
Ratio of net expenses to average net assets	.82[d]	.81	.79	.81[d]
Ratio of net investment income (loss) to average net assets	.75[d]	.38	(.12)	(.03)[d]
Portfolio Turnover Rate	53.16[c]	83.97	74.02	84.96
Net Assets, end of period ($ x 1,000)	163,744	209,291	585,686	467,673

a From September 30, 2016 (commencement of initial offering) to August 31, 2017.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Opportunistic Small Cap Fund (the “fund”) is a separate diversified series of BNY Mellon Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund’s investment objective is to seek capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue 400 million shares of $.001 par value Common Stock. The fund currently has authorized three classes of shares: Investor (200 million shares authorized), Class I (100 million shares authorized) and Class Y shares (100 million shares authorized). Investor shares are sold primarily to retail investors through financial intermediaries and bear Shareholder Services Plan fees. Class I and Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing

20

price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of February 29, 2020 in valuing the fund’s investments:

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Equity Securities- Common Stocks	411,010,199	-	-	411,010,199
Exchange-Traded Funds	8,798,530	-	-	8,798,530
Investment Companies	45,252,559	-	-	45,252,559
Warrants	58,611	-	-	58,611

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign Taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the fund understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invest. These foreign taxes, if any, are paid by the fund and are reflected in the Statements of Operations. Foreign taxes payable or deferred as of February 29, 2020, if any, are disclosed in the fund’s Statements of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the

22

securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended February 29, 2020, The Bank of New York Mellon earned $89,915 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 29, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended February 29, 2020, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended August 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2019 was as follows: ordinary income $40,691,332 and long-term capital gains $138,006,970. The tax character of current year distributions will be determined at the end of the current fiscal year.

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended February 29, 2020 was approximately $61,540 with a related weighted average annualized interest rate of 2.65%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, Investor shares pay the Distributor at an annual rate of .25% of the value of its average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts, such as recordkeeping and sub-accounting services. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 29, 2020, the fund was charged $358,152 pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees For financial reporting

24

purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statements of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended February 29, 2020, the fund was charged $33,023 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended February 29, 2020, the fund was charged $9,751 pursuant to the custody agreement.

During the period ended February 29, 2020, the fund was charged $6,661 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $293,222, Shareholder Services Plan fees of $55,024, custodian fees of $8,000, Chief Compliance Officer fees of $2,219 and transfer agency fees of $12,954.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 29, 2020, amounted to $266,144,246 and $363,820,141, respectively.

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At February 29, 2020, accumulated net unrealized depreciation on investments was $2,258,133, consisting of $51,195,672 gross unrealized appreciation and $53,453,805 gross unrealized depreciation.

At February 29, 2020, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Event:

The post period-end coronavirus outbreak is impacting the global economy and the market environment. The final impact of the coronavirus outbreak on the investments of the Company is hard to predict. Considering post period-end market conditions, however, the carrying values retained for the investments in the financial statements may differ significantly from the current values of the investments.

26

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 10-11, 2020, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of small-cap core funds (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional small-cap core funds (the “Performance Universe”), all for various periods ended December 31, 2019, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of funds consisting of all retail no-load small-cap core funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously

27

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods, except the three-year period when the fund’s performance was at and above the medians of the Performance Group and Performance Universe, respectively, and the five-year period when the fund’s performance was at the Performance Group median. The Board considered the relative proximity of the fund’s performance to the Performance Group and Performance Universe medians in certain periods when performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board discussed with representatives of the Adviser the reasons for the fund’s underperformance versus the Performance Group and Performance Universe during certain periods under review and noted that the Adviser had implemented during 2019 changes to the portfolio management team responsible for the management of the fund.

The Board reviewed and considered the contractual management fee rate paid by the fund to the Adviser over the fund’s last fiscal year in light of the nature, extent and quality of the management services provided by the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee, the fund’s actual management fee was lower than the Expense Group and Expense Universe medians and the fund’s total expenses were equal to the Expense Group median total expenses and lower than the Expense Universe median total expenses.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser, or the primary employer of the fund’s primary portfolio manager(s) that is affiliated with the Adviser, for advising any separate accounts and/or other similar types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

28

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board determined to closely monitor performance in light of the Adviser’s changes to the portfolio management team and approved renewal of the Agreement only through September 30, 2020.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality

29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

of the services provided as discussed above, subject to review no later than the next renewal consideration.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement through September 30, 2020.

30

NOTES

31

NOTES

32

NOTES

33

For More Information

BNY Mellon Opportunistic Small Cap Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Investor: DSCVX Class I: DOPIX Class Y: DSCYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 0253SA0220

BNY Mellon Structured Midcap Fund

SEMIANNUAL REPORT February 29, 2020

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.bnymellonim.com/us and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Structured Midcap Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Structured Midcap Fund, covering the six-month period from September 1, 2019 through February 29, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stock markets performed well over the last several months of 2019. Accommodative policies from the U.S. Federal Reserve (the “Fed”), paired with healthy U.S. consumer spending, helped support valuations during September and October 2019. Despite periodic investor concern regarding trade relations with China and global growth rates, the rally continued through the end of the calendar year, supported in part by a December announcement from President Trump that the first phase of a trade deal with China was in process. U.S. equity markets reached new highs during the final months of 2019. However, the euphoria was short-lived, as concerns over the spread of the Coronavirus roiled markets in January and late February, leading to a significant dip in equity valuations at the end of the reporting period.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor perception of future economic growth prospects. The Fed cut rates in September and October 2019, for a total 50 basis point reduction in the federal funds rate during the reporting period. Rates across much of the Treasury curve increased during the month of November, and the long end of the curve rose in December as investors anticipated improvements to global economic growth rates in the coming year. However, concerns regarding the spread of the Coronavirus and the resulting economic constraints caused rates throughout the intermediate- and long-dated portions of the curve to fall during January and February of 2020.

We believe that despite recent market volatility, the outlook for the U.S. remains positive over the near term. As always, we will monitor relevant data for any signs of a change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
March 16, 2020

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from September 1, 2019 through February 29, 2020, as provided by the fund’s primary portfolio managers, Peter D. Goslin, CFA, Syed A. Zamil, CFA, Adam Logan, CFA and Chris Yao, CFA

Market and Fund Performance Overview

For the six-month period ended February 29, 2020, BNY Mellon Structured Midcap Fund’s Class A shares produced a total return of -4.27%, Class C shares returned -4.64%, Class I shares returned -4.18% and Class Y shares returned -4.09%.1 In comparison, the fund’s benchmark, the S&P MidCap 400® Index (the “Index”), posted a total return of -2.74% for the same period.2

Mid-cap stocks lost ground over the reporting period, due in part to investor concerns regarding the COVID-19 outbreak. The fund trailed the Index, mainly due to security selection shortfalls across several sectors.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks of companies included in the Index or the Russell Midcap® Index.

The portfolio managers select stocks through a “bottom-up,” structured approach that seeks to identify undervalued securities using a quantitative screening process. This process is driven by a proprietary quantitative model momentum/ sentiment, and earnings quality measures. Next, the portfolio managers construct the portfolio through a risk-controlled process, focusing on stock selection as opposed to making proactive decisions as to industry and sector exposure. The fund seeks to maintain a portfolio that has exposure to industries and market capitalizations that are generally similar to those of the Index. Finally, within each sector and style subset, the fund seeks to overweight the most attractive stocks and underweight or not hold the stocks that have been ranked least attractive.

Central Bank Policy, Trade and Pandemic Influence Markets

Equity markets were affected by an array of geopolitical developments in 2019, ranging from civil protests in Hong Kong and attacks on Saudi Arabia’s oil infrastructure, to an impeachment inquiry against the U.S. president and the Brexit saga in the U.K. The continuing trade tension between the U.S. and China remained a key influencer of investor sentiment and equity market valuations for much of the period. Alternating signs of progress and deterioration in the trade dispute occurred, although the year concluded with President Trump indicating that he would sign the first phase of a deal. Investor optimism helped fuel a rally that pushed U.S. equity indices to new record highs in December 2019.

Central banks worked during the period to support economic growth. The U.S. Federal Reserve (the “Fed”) cut interest rates in September and October 2019 to support weak inflation and flagging growth. In December 2019, the Bank of Japan (the “BOJ”) announced a stimulus package worth 26 trillion yen to help alleviate potential economic setbacks from a typhoon and consumption tax increase. The People’s Bank of China and European Central Bank also provided additional support to their respective jurisdictions during the six months. Despite these measures, volatility reentered equity markets in January due to concerns over the COVID-19 outbreak. Investor concern increased in February 2020, exacerbating a sell-off that decimated market gains for the six-month period and sent some equity indices into modestly negative territory.

In this environment, large-cap stocks generally outperformed their mid-cap and small-cap counterparts.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Security Selections Impact Fund Performance

Stock choices in the industrials, energy, consumer discretionary and health care sectors detracted from relative returns, as did an overweight to the underperforming energy sector. In industrials, negative selection was most pronounced within the construction and engineering industry. Construction company MasTec was among the top sector and overall detractors for the period. Within the consumer discretionary sector, a lack of exposure to the outperforming Domino’s Pizza was a leading source of relative underperformance, which negatively impacted the hotels, restaurants, and leisure industry. Exelixis was a leading negative contributor within the health care sector and total portfolio. The biotechnology company’s stock traded lower on sales of a new cancer treatment that came in below expectations. Within the energy sector, security choices within the oil, gas and consumable fuels industry provided a headwind to results, as did a relative overweight to the sector. Elsewhere in the markets, a position in AMC Networks was also among the top individual detractors.

Conversely, the fund’s relative performance was helped by successful security selection in the information technology, real estate and utilities sectors. Within the real estate sector, selection within Real Estate Investment Trusts (REITs) boosted performance. Stock choices across most of the utilities sector also benefited results. Within the information technology sector, Tech Data and Cirrus Logic were among the top individual contributors to both sector and overall fund performance. Tech Data stock rose after it agreed to be acquired, bolstering fund returns. Cirrus Logic showed strong earnings momentum during the period, beating earnings estimates and raising expectations during both quarters. The company is a component manufacturer for the iPhone and benefited from a strong demand for its products. Other top contributors included apparel and shoe manufacturer Deckers Outdoor, which beat expectations and raised guidance during both earnings calls during the period.

A Disciplined Approach to Stock Picking

As of the reporting period’s end, our quantitative models have continued to identify what we believe are attractive investment opportunities across a broad spectrum of mid-cap companies and industry groups. Stock market volatility experienced during the period may have provided opportunities to purchase the stocks of companies ranked highly by our process. When the fund’s holdings reach what we perceive to be fuller valuations, we expect to replace them with high-quality companies that display then-currently attractive valuations in our model. In addition, we continue to maintain a broadly diversified portfolio.

March 16, 2020

1  Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through December 31, 2020, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2  Source: Lipper Inc. — The S&P MidCap 400® Index provides investors with a benchmark for midsized companies. The index measures the performance of midsized companies, reflecting the distinctive risk and return characteristics of this market segment. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small- and/or mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Structured Midcap Fund from September 1, 2019 to February 29, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended February 29, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$6.08	$9.71	$4.87	$4.58
Ending value (after expenses)	$957.30	$953.60	$958.20	$959.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended February 29, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$6.27	$10.02	$5.02	$4.72
Ending value (after expenses)	$1,018.65	$1,014.92	$1,019.89	$1,020.19

†Expenses are equal to the fund’s annualized expense ratio of 1.25% for Class A, 2.00% for Class C, 1.00% for Class I and .94% for Class Y, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS

February 29, 2020 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 99.6%
Automobiles & Components - 2.3%
Adient	10,280	[a]	246,000
Dana	28,855		414,935
Gentex	69,100		1,844,970
			2,505,905
Banks - 5.9%
Associated Banc-Corp	13,620		230,587
Cathay General Bancorp	43,845		1,349,549
Fulton Financial	53,750		776,688
MGIC Investment	91,400		1,099,542
Popular	26,385		1,265,952
Trustmark	22,190	[b]	596,911
United Bankshares	21,320	[b]	615,722
Western Alliance Bancorp	9,670		445,207
			6,380,158
Capital Goods - 11.4%
Acuity Brands	9,550		982,313
Allison Transmission Holdings	18,280		742,168
Carlisle	12,240		1,778,350
Curtiss-Wright	13,315		1,597,001
EMCOR Group	20,045		1,541,861
GATX	10,560	[b]	755,357
Hubbell	890	[b]	118,584
ITT	8,410		505,862
MasTec	23,445	[a,b]	1,150,681
Oshkosh	12,605		909,451
Teledyne Technologies	1,950	[a]	657,774
The Timken Company	24,370		1,092,751
Valmont Industries	4,560		529,963
			12,362,116
Commercial & Professional Services - 1.9%
Herman Miller	7,860		269,126
HNI	16,665		547,112
Manpowergroup	13,790		1,047,213
Tetra Tech	1,990		160,931
			2,024,382
Consumer Durables & Apparel - 5.2%
Carter's	2,870		262,519
Deckers Outdoor	8,415	[a]	1,462,527
Helen of Troy	590	[a]	97,114
Polaris	8,130	[b]	670,969
PulteGroup	3,770		151,554

6

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Consumer Durables & Apparel - 5.2% (continued)
Ralph Lauren	2,150		226,847
Tempur Sealy International	13,750	[a]	1,027,812
TRI Pointe Group	62,570	[a,b]	959,198
Whirlpool	5,840	[b]	746,702
			5,605,242
Consumer Services - 3.4%
Adtalem Global Education	5,530	[a]	170,711
Boyd Gaming	20,700	[b]	552,897
Churchill Downs	5,690	[b]	714,892
Hilton Grand Vacations	6,840	[a]	182,354
Jack in the Box	14,755	[b]	1,016,029
Marriott Vacations Worldwide	1,370		132,589
Norwegian Cruise Line Holdings	12,410	[a]	462,397
Wyndham Destinations	12,500	[a]	498,750
			3,730,619
Diversified Financials - 3.9%
Evercore, Cl. A	12,170		810,765
FactSet Research Systems	1,010	[b]	268,650
Federated Hermes	36,560		1,054,756
Jefferies Financial Group	17,220		339,406
Navient	22,490		252,563
OneMain Holdings	10,700		393,225
SEI Investments	17,180		939,918
Stifel Financial	2,050		111,602
Synchrony Financial	3,965		115,382
			4,286,267
Energy - 3.2%
Apergy	7,320	[a]	136,152
CNX Resources	18,580	[a,b]	98,660
Core Laboratories	6,610		177,412
Devon Energy	20,740		336,818
Equitrans Midstream	12,650	[b]	89,309
Matador Resources	10,080	[a,b]	97,171
Patterson-UTI Energy	100,570	[b]	576,266
The Williams Companies	39,770		757,619
World Fuel Services	29,395		831,291
WPX Energy	39,780	[a,b]	371,147
			3,471,845
Food & Staples Retailing - .8%
BJ's Wholesale Club Holdings	22,830	[a,b]	439,706
Casey's General Stores	2,615		426,297
			866,003

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Food, Beverage & Tobacco - .9%
Campbell Soup	3,430	[b]	154,762
Flowers Foods	26,590		572,483
Tootsie Roll Industries	8,835	[b]	283,427
			1,010,672
Health Care Equipment & Services - 6.7%
AmerisourceBergen	7,000		590,240
Chemed	1,690		705,778
DaVita	3,720	[a]	288,746
Haemonetics	8,300	[a]	899,139
Hill-Rom Holdings	13,815		1,326,931
IDEXX Laboratories	1,200	[a]	305,412
Masimo	4,015	[a]	655,770
McKesson	1,940		271,328
STERIS	8,570		1,359,373
Tenet Healthcare	2,700	[a]	70,956
Veeva Systems, Cl. A	5,530	[a]	785,094
			7,258,767
Household & Personal Products - .6%
Edgewell Personal Care	9,800	[a]	297,528
Nu Skin Enterprises, Cl. A	13,480	[b]	330,530
			628,058
Insurance - 3.8%
First American Financial	3,280		187,288
Globe Life	6,295		583,295
Kemper	14,790		1,018,144
Primerica	13,430		1,495,296
Unum Group	37,700		878,787
			4,162,810
Materials - 4.9%
Eagle Materials	6,100		481,473
Graphic Packaging Holding	9,600		129,792
PolyOne	18,550		459,298
Reliance Steel & Aluminum	16,735		1,711,823
Sensient Technologies	12,280		603,930
Valvoline	69,255		1,350,472
Worthington Industries	17,745		564,291
			5,301,079
Media & Entertainment - 2.9%
AMC Networks, Cl. A	32,560	[a,b]	1,009,360
John Wiley & Sons, Cl. A	2,945		109,525
TEGNA	31,895	[b]	456,736
The Interpublic Group of Companies	5,650		120,684
The New York Times Company, Cl. A	28,930	[b]	1,083,718

8

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Media & Entertainment - 2.9% (continued)
TripAdvisor	11,940	[a]	279,993
Yelp	1,960	[a]	61,289
			3,121,305
Pharmaceuticals Biotechnology & Life Sciences - 4.8%
Arrowhead Pharmaceuticals	4,730	[a]	167,253
Bio-Rad Laboratories, Cl. A	5,260	[a]	1,851,625
Bruker	4,820		209,959
Charles River Laboratories International	5,610	[a]	872,748
Exelixis	9,560	[a]	177,720
Incyte	10,795	[a]	814,051
Jazz Pharmaceuticals	5,120	[a]	586,650
Mettler-Toledo International	270	[a]	189,459
PRA Health Sciences	1,850	[a]	174,270
Prestige Consumer Healthcare	5,380	[a,b]	200,997
			5,244,732
Real Estate - 11.7%
Apple Hospitality REIT	50,980	[c]	666,309
Brandywine Realty Trust	89,620	[c]	1,217,040
Camden Property Trust	8,890	[c]	942,162
CoreCivic	15,580	[c]	230,740
Corporate Office Properties Trust	37,280	[c]	944,675
EastGroup Properties	9,390	[c]	1,180,605
First Industrial Realty Trust	45,975	[c]	1,770,037
Highwoods Properties	5,180	[c]	232,478
Lamar Advertising, Cl. A	22,680	[c]	1,899,223
Life Storage	4,200	[c]	453,222
PS Business Parks	8,695	[c]	1,291,642
The GEO Group	30,410	[c]	445,202
Weingarten Realty Investors	54,700	[c]	1,473,071
			12,746,406
Retailing - 2.7%
Aaron's	4,360		171,479
AutoNation	17,070	[a]	729,401
AutoZone	130	[a]	134,226
Etsy	2,140	[a]	123,713
Foot Locker	7,240	[b]	262,450
Murphy USA	9,510	[a]	927,225
RH	1,550	[a,b]	281,170
Sally Beauty Holdings	8,590	[a,b]	106,860
Williams-Sonoma	3,540	[b]	220,861
			2,957,385
Semiconductors & Semiconductor Equipment - 3.7%
Cirrus Logic	18,480	[a]	1,268,467

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Semiconductors & Semiconductor Equipment - 3.7% (continued)
Lam Research	980		287,561
Qorvo	1,080	[a]	108,626
Semtech	2,510	[a]	99,120
Silicon Laboratories	2,785	[a]	246,974
SolarEdge Technologies	1,470	[a,b]	183,338
Synaptics	6,640	[a]	438,572
Teradyne	17,780		1,044,753
Universal Display	2,460		390,623
			4,068,034
Software & Services - 8.7%
CACI International, Cl. A	7,725	[a]	1,892,779
Fair Isaac	3,120	[a]	1,173,214
FleetCor Technologies	190	[a]	50,500
j2 Global	17,230	[a,b]	1,504,696
KBR	43,175		1,120,823
Leidos Holdings	7,365		756,017
Manhattan Associates	18,400	[a]	1,239,424
MAXIMUS	17,695		1,115,139
WEX	3,190	[a]	597,296
			9,449,888
Technology Hardware & Equipment - 5.5%
Ciena	30,800	[a]	1,184,260
Hewlett Packard Enterprise	17,970		229,836
Lumentum Holdings	5,100	[a]	396,882
NETSCOUT Systems	6,660	[a]	171,162
SYNNEX	2,680		335,080
Tech Data	11,600	[a]	1,651,724
Xerox Holdings	39,340		1,266,748
Zebra Technologies, Cl. A	3,760	[a]	793,247
			6,028,939
Transportation - .3%
Alaska Air Group	3,320		167,527
Old Dominion Freight Line	920	[b]	178,296
			345,823
Utilities - 4.4%
Hawaiian Electric Industries	5,770	[b]	247,187
IDACORP	13,785		1,332,182
MDU Resources Group	47,525		1,317,868
NRG Energy	5,710		189,629
OGE Energy	44,980		1,713,738
			4,800,604
Total Common Stocks (cost $108,438,377)			108,357,039

10

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - .7%
Registered Investment Companies - .7%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $730,373)	1.59	730,373	[d]	730,373

Investment of Cash Collateral for Securities Loaned - .7%
Registered Investment Companies - .7%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $728,670)	1.59	728,670	[d]	728,670
Total Investments (cost $109,897,420)		101.0%		109,816,082
Liabilities, Less Cash and Receivables		(1.0%)		(1,042,426)
Net Assets		100.0%		108,773,656

a Non-income producing security.

b Security, or portion thereof, on loan. At February 29, 2020, the value of the fund’s securities on loan was $15,203,084 and the value of the collateral was $15,762,769, consisting of cash collateral of $728,670 and U.S. Government & Agency securities valued at $15,034,099.

c Investment in real estate investment trust within the United States.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	17.9
Financials	13.6
Consumer Discretionary	13.6
Industrials	13.6
Real Estate	11.7
Health Care	11.5
Materials	4.9
Utilities	4.4
Energy	3.2
Communication Services	2.9
Consumer Staples	2.3
Investment Companies	1.4
101.0

† Based on net assets.

See notes to financial statements.

11

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 8/31/19($)	Purchases($)	Sales ($)	Value 2/29/20($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	673,884	15,499,540	15,443,051	730,373.7		3,988
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	1,205,834	4,036,024	4,513,188	728,670.7		-
Total	1,879,718	19,535,564	19,956,239	1,459,043	1.4	3,988

See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES

February 29, 2020 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $15,203,084)—Note 1(c):
Unaffiliated issuers	108,438,377	108,357,039
Affiliated issuers	1,459,043	1,459,043
Dividends and securities lending income receivable		154,441
Receivable for shares of Common Stock subscribed		15,379
Prepaid expenses		30,888
		110,016,790
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		82,263
Liability for securities on loan—Note 1(c)		728,670
Payable for shares of Common Stock redeemed		308,302
Directors’ fees and expenses payable		2,614
Other accrued expenses		121,285
		1,243,134
Net Assets ($)		108,773,656
Composition of Net Assets ($):
Paid-in capital		106,129,984
Total distributable earnings (loss)		2,643,672
Net Assets ($)		108,773,656

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	66,778,950	4,686,241	35,063,389	2,245,076
Shares Outstanding	2,877,900	239,517	1,475,479	94,781
Net Asset Value Per Share ($)	23.20	19.57	23.76	23.69

See notes to financial statements.

13

STATEMENT OF OPERATIONS

Six Months Ended February 29, 2020 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $1,685 foreign taxes withheld at source):
Unaffiliated issuers	968,830
Affiliated issuers	3,988
Income from securities lending—Note 1(c)	15,401
Interest	12,523
Total Income	1,000,742
Expenses:
Management fee—Note 3(a)	485,620
Shareholder servicing costs—Note 3(c)	265,030
Professional fees	45,111
Registration fees	32,759
Distribution fees—Note 3(b)	22,390
Prospectus and shareholders’ reports	9,898
Chief Compliance Officer fees—Note 3(c)	6,661
Directors’ fees and expenses—Note 3(d)	6,648
Custodian fees—Note 3(c)	3,163
Loan commitment fees—Note 2	2,073
Interest expense—Note 2	572
Miscellaneous	11,238
Total Expenses	891,163
Less—reduction in expenses due to undertaking—Note 3(a)	(115,128)
Net Expenses	776,035
Investment Income—Net	224,707
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	3,834,059
Net change in unrealized appreciation (depreciation) on investments	(7,830,898)
Net Realized and Unrealized Gain (Loss) on Investments	(3,996,839)
Net (Decrease) in Net Assets Resulting from Operations	(3,772,132)

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended February 29, 2020 (Unaudited)	Year Ended August 31, 2019
Operations ($):
Investment income—net	224,707	576,582
Net realized gain (loss) on investments	3,834,059	7,195,927
Net change in unrealized appreciation (depreciation) on investments	(7,830,898)	(29,460,488)
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,772,132)	(21,687,979)
Distributions ($):
Distributions to shareholders:
Class A	(3,461,274)	(9,315,569)
Class C	(286,033)	(1,059,498)
Class I	(1,832,542)	(6,774,294)
Class Y	(170,169)	(492,156)
Total Distributions	(5,750,018)	(17,641,517)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	1,927,264	5,440,433
Class C	87,621	560,296
Class I	6,843,780	11,104,539
Class Y	1,737,922	2,023,064
Distributions reinvested:
Class A	3,209,482	8,609,378
Class C	243,578	945,517
Class I	1,741,036	6,535,000
Class Y	158,981	341,035
Cost of shares redeemed:
Class A	(9,675,446)	(22,001,004)
Class C	(1,648,562)	(3,737,211)
Class I	(19,224,829)	(34,538,004)
Class Y	(2,436,897)	(3,191,107)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(17,036,070)	(27,908,064)
Total Increase (Decrease) in Net Assets	(26,558,220)	(67,237,560)
Net Assets ($):
Beginning of Period	135,331,876	202,569,436
End of Period	108,773,656	135,331,876

15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended February 29, 2020 (Unaudited)	Year Ended August 31, 2019
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	72,998	206,493
Shares issued for distributions reinvested	121,340	369,501
Shares redeemed	(365,606)	(819,354)
Net Increase (Decrease) in Shares Outstanding	(171,268)	(243,360)
Class Ca
Shares sold	3,896	24,407
Shares issued for distributions reinvested	10,902	47,514
Shares redeemed	(73,696)	(163,717)
Net Increase (Decrease) in Shares Outstanding	(58,898)	(91,796)
Class Ib
Shares sold	252,022	398,792
Shares issued for distributions reinvested	64,292	274,349
Shares redeemed	(716,756)	(1,254,024)
Net Increase (Decrease) in Shares Outstanding	(400,442)	(580,883)
Class Y
Shares sold	63,088	70,164
Shares issued for distributions reinvested	5,890	14,359
Shares redeemed	(89,533)	(116,824)
Net Increase (Decrease) in Shares Outstanding	(20,555)	(32,301)

[a]During the period ended February 29, 2020, 406 Class C shares representing $8,967 were automatically converted to 344 Class A shares and during the period ended August 31, 2019, 2,361 Class C shares representing $55,506 were automaticaly converted to 2,028 Class A shares.

[b]During the period ended February 29, 2020, 2,367 Class A shares representing $63,182 were exchanged for 2,312 Class I shares and during the period ended August 31, 2019, 7,976 Class A shares representing $248,936 were exchanged for 7,804 Class I shares.

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended
Class A Shares	February 29, 2020	Year Ended August 31,
(Unaudited)		2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	25.33	32.17	31.03	27.43	28.21	33.28
Investment Operations:
Investment income—net[a]	.04	.08	.02	.04	.23	.06
Net realized and unrealized gain (loss) on investments	(.97)	(3.92)	4.23	3.78	1.43	(.96)
Total from Investment Operations	(.93)	(3.84)	4.25	3.82	1.66	(.90)
Distributions:
Dividends from investment income—net	(.10)	(.01)	(.02)	(.22)	-	(.14)
Dividends from net realized gain on investments	(1.10)	(2.99)	(3.09)	-	(2.44)	(4.03)
Total Distributions	(1.20)	(3.00)	(3.11)	(.22)	(2.44)	(4.17)
Net asset value, end of period	23.20	25.33	32.17	31.03	27.43	28.21
Total Return (%)[b]	(4.27)[c]	(11.12)	13.96	13.95	6.27	(2.80)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.50[d]	1.36	1.42	1.32	1.29	1.25
Ratio of net expenses to average net assets	1.25[d]	1.25	1.25	1.25	1.25	1.23
Ratio of net investment income to average net assets	.29[d]	.29	.07	.13	.87	.20
Portfolio Turnover Rate	45.55[c]	78.15	66.61	63.25	71.27	78.09
Net Assets, end of period ($ x 1,000)	66,779	77,249	105,934	98,978	108,588	118,954

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
Class C Shares	February 29, 2020	Year Ended August 31,
(Unaudited)		2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	21.52	28.06	27.59	24.42	25.55	30.60
Investment Operations:
Investment income (loss)—net[a]	(.05)	(.10)	(.17)	(.16)	.03	(.14)
Net realized and unrealized gain (loss) on investments	(.80)	(3.45)	3.73	3.37	1.28	(.88)
Total from Investment Operations	(.85)	(3.55)	3.56	3.21	1.31	(1.02)
Distributions:
Dividends from investment income—net	-	-	-	(.04)	-	-
Dividends from net realized gain on investments	(1.10)	(2.99)	(3.09)	-	(2.44)	(4.03)
Total Distributions	(1.10)	(2.99)	(3.09)	(.04)	(2.44)	(4.03)
Net asset value, end of period	19.57	21.52	28.06	27.59	24.42	25.55
Total Return (%)[b]	(4.64)[c]	(11.76)	13.14	13.14	5.50	(3.51)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.09[d]	2.09	1.99	1.98	2.00	1.96
Ratio of net expenses to average net assets	2.00[d]	2.00	1.97	1.97	1.99	1.96
Ratio of net investment income (loss) to average net assets	(.46)[d]	(.44)	(.62)	(.59)	.13	(.52)
Portfolio Turnover Rate	45.55[c]	78.15	66.61	63.25	71.27	78.09
Net Assets, end of period ($ x 1,000)	4,686	6,422	10,949	25,077	31,817	33,926

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

18

Six Months Ended
Class I Shares	February 29, 2020	Year Ended August 31,
(Unaudited)		2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	25.95	32.90	31.67	28.02	28.73	33.83
Investment Operations:
Investment income—net[a]	.07	.15	.10	.12	.31	.14
Net realized and unrealized gain (loss) on investments	(1.00)	(4.00)	4.32	3.87	1.45	(.99)
Total from Investment Operations	(.93)	(3.85)	4.42	3.99	1.76	(.85)
Distributions:
Dividends from investment income—net	(.16)	(.11)	(.10)	(.34)	(.03)	(.22)
Dividends from net realized gain on investments	(1.10)	(2.99)	(3.09)	-	(2.44)	(4.03)
Total Distributions	(1.26)	(3.10)	(3.19)	(.34)	(2.47)	(4.25)
Net asset value, end of period	23.76	25.95	32.90	31.67	28.02	28.73
Total Return (%)	(4.18)[b]	(10.88)	14.24	14.28	6.54	(2.59)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.08[c]	1.01	1.06	1.03	1.09	1.05
Ratio of net expenses to average net assets	1.00[c]	1.00	1.00	.99	1.00	1.00
Ratio of net investment income to average net assets	.54[c]	.55	.31	.39	1.15	.46
Portfolio Turnover Rate	45.55[b]	78.15	66.61	63.25	71.27	78.09
Net Assets, end of period ($ x 1,000)	35,063	48,674	80,835	64,572	62,094	75,779

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
Class Y Shares	February 29, 2020	Year Ended August 31,
(Unaudited)		2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	25.89	32.86	31.62	28.02	28.75	33.85
Investment Operations:
Investment income—net[a]	.08	.19	.15	.16	.33	.18
Net realized and unrealized gain (loss) on investments	(.98)	(4.02)	4.32	3.86	1.48	(.98)
Total from Investment Operations	(.90)	(3.83)	4.47	4.02	1.81	(.80)
Distributions:
Dividends from investment income—net	(.20)	(.15)	(.14)	(.42)	(.10)	(.27)
Dividends from net realized gain on investments	(1.10)	(2.99)	(3.09)	-	(2.44)	(4.03)
Total Distributions	(1.30)	(3.14)	(3.23)	(.42)	(2.54)	(4.30)
Net asset value, end of period	23.69	25.89	32.86	31.62	28.02	28.75
Total Return (%)	(4.09)[b]	(10.82)	14.43	14.39	6.71	(2.43)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.94[c]	.90	.86	.86	.87	.84
Ratio of net expenses to average net assets	.94[c]	.90	.86	.86	.87	.84
Ratio of net investment income to average net assets	.62[c]	.66	.47	.52	1.24	.59
Portfolio Turnover Rate	45.55[b]	78.15	66.61	63.25	71.27	78.09
Net Assets, end of period ($ x 1,000)	2,245	2,986	4,851	15,265	14,073	22,004

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Structured Midcap Fund (the “fund”) is a separate diversified series of BNY Mellon Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund’s investment objective is to seek long-term capital growth. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Mellon Investments Corporation (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser.

The Company’s Board of Director's (the “Board”) approved, effective December 31, 2019 (the “Effective Date”), the termination of the fund’s authorized Class T shares. Prior to the Effective Date, the fund did not offer such Class T shares for purchase. The authorized Class T shares were reallocated to authorized Class I shares and Class Y shares, increasing authorized Class I shares from 200 million to 250 million and increasing authorized Class Y shares from 100 million to 150 million.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 700 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (200 million shares authorized), Class C (100 million shares authorized), Class I (250 million shares authorized), and Class Y (150 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

22

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of February 29, 2020 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	108,357,039	-	-	108,357,039
Investment Companies	1,459,043	-	-	1,459,043

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign Taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the fund understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invest. These foreign taxes, if any, are paid by the fund and are reflected in the Statements of Operations. Foreign taxes payable or deferred as of February 29, 2020, if any, are disclosed in the fund’s Statements of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on

24

securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended February 29, 2020, The Bank of New York Mellon earned $3,269 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 29, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended February 29, 2020, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended August 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2019 was as follows: ordinary income $921,333 and long-term capital gains $16,720,184. The tax character of current year distributions will be determined at the end of the current fiscal year.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended February 29, 2020 was approximately $42,860 with a related weighted average annualized interest rate of 2.69%.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from September 1, 2019 through February 29, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.00% of the fund’s average daily net assets. Effective March 1, 2020, the fund’s investment adviser, the Adviser, has contractually agreed, from March 1, 2020 through December 31, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund so that direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .90% of the fund’s average daily net assets. On or after December 31, 2020, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $115,128 during the period ended February 29, 2020.

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Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the sub-investment advisory fee is payable monthly by the Adviser, and is based upon the value of the fund’s average daily net assets, computed at the following annual rates:

 Average Net Assets
 0 up to $100 million .25%
 $100 million up to $1 billion .20%
 $1 billion up to $1.5 billion .16%
 In excess of $1.5 billion .10%

During the period ended February 29, 2020, the Distributor retained $158 from commissions earned on sales of the fund’s Class A shares and $905 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended February 29, 2020, Class C shares were charged $22,390 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 29, 2020, Class A and Class C shares were charged $97,336 and $7,463, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statements of Operations.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended February 29, 2020, the fund was charged $13,481 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended February 29, 2020, the fund was charged $3,163 pursuant to the custody agreement.

During the period ended February 29, 2020, the fund was charged $6,661 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $73,847, Distribution Plan fees of $3,173, Shareholder Services Plan fees of $16,119, custodian fees of $2,400, Chief Compliance Officer fees of $2,219 and transfer agency fees of $5,846, which are offset against an expense reimbursement currently in effect in the amount of $21,341.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 29, 2020, amounted to $57,808,993 and $80,616,982, respectively.

At February 29, 2020, accumulated net unrealized depreciation on investments was $81,338, consisting of $10,372,315 gross unrealized appreciation and $10,453,653 gross unrealized depreciation.

At February 29, 2020, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

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NOTE 5—Subsequent Event:

The post period-end coronavirus outbreak is impacting the global economy and the market environment. The final impact of the coronavirus outbreak on the investments of the Company is hard to predict. Considering post period-end market conditions, however, the carrying values retained for the investments in the financial statements may differ significantly from the current values of the investments.

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INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB–INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on February 10-11, 2020, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Mellon Investments Corporation (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Subadviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of mid-cap core funds (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional mid-cap core funds (the “Performance Universe”), all for various periods ended December 31, 2019, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of

30

funds in the Performance Group (the “Expense Group”) and with a broader group of funds consisting of all institutional mid-cap core funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of the Adviser and the Subadviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods, except the ten-year period when the fund’s performance was above the Performance Universe median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in six of the ten calendar years shown. The Board discussed with representatives of the Adviser and the Subadviser the reasons for the fund’s underperformance versus the Performance Group and/or Performance Universe during the periods under review and noted that the Subadviser had recently implemented changes to the portfolio management team responsible for the management of the fund and enhancements to the investment process.

The Board reviewed and considered the contractual management fee rate paid by the fund to the Adviser over the fund’s last fiscal year in light of the nature, extent and quality of the management services provided by the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee, the fund’s actual management fee was lower than the median actual management fee of the Expense Group and Expense Universe and the fund’s total expenses were higher than the median total expenses of the Expense Group and Expense Universe.

Representatives of the Adviser stated that the Adviser has contractually agreed, until December 31, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .90% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund (the “Similar Funds”), and explained the nature of the Similar Funds. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The

31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB–INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

Board considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no separate accounts and/or other similar types of client portfolios that are considered to have similar investment strategies and policies as the fund.

The Board considered the fee to the Subadviser in relation to the fee paid to the Adviser by the fund and the respective services provided by the Subadviser and the Adviser. The Board also took into consideration that the Subadviser’s fee is paid by the Adviser (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

32

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Subadviser are adequate and appropriate.

• The Board determined to continue to evaluate the fund’s performance in light of the Subadviser’s recent changes to the portfolio management team and enhancements to the investment process and approved the renewal of the Agreements only through September 30, 2020.

• The Board concluded that the fees paid to the Adviser and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above, subject to review no later than the next renewal consideration.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Subadviser, of the Adviser and the Subadviser and the services provided to the fund by the Adviser and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements through September 30, 2020.

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For More Information

BNY Mellon Structured Midcap Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Mellon Investments Corporation
BNY Mellon Center
One Boston Place
Boston, MA 02108-4408

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DPSAX Class C: DPSCX Class I: DPSRX Class Y: DPSYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 0936SA0220

BNY Mellon Technology Growth Fund

SEMIANNUAL REPORT February 29, 2020

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.bnymellonim.com/us and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Technology Growth Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Technology Growth Fund, covering the six-month period from September 1, 2019 through February 29, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stock markets performed well over the last several months of 2019. Accommodative policies from the U.S. Federal Reserve (the “Fed”), paired with healthy U.S. consumer spending, helped support valuations during September and October 2019. Despite periodic investor concern regarding trade relations with China and global growth rates, the rally continued through the end of the calendar year, supported in part by a December announcement from President Trump that the first phase of a trade deal with China was in process. U.S. equity markets reached new highs during the final months of 2019. However, the euphoria was short-lived, as concerns over the spread of the Coronavirus roiled markets in January and late February, leading to a significant dip in equity valuations at the end of the reporting period.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor perception of future economic growth prospects. The Fed cut rates in September and October 2019, for a total 50 basis point reduction in the federal funds rate during the reporting period. Rates across much of the Treasury curve increased during the month of November, and the long end of the curve rose in December as investors anticipated improvements to global economic growth rates in the coming year. However, concerns regarding the spread of the Coronavirus and the resulting economic constraints caused rates throughout the intermediate- and long-dated portions of the curve to fall during January and February of 2020.

We believe that despite recent market volatility, the outlook for the U.S. remains positive over the near term. As always, we will monitor relevant data for any signs of a change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
March 16, 2020

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from September 1, 2019 through February 29, 2020, as provided by Erik Swords, Portfolio Manager.

Market and Fund Performance Overview

For the six-month period ended February 29, 2020, BNY Mellon Technology Growth Fund’s Class A shares produced a total return of 8.42%, Class C shares returned 8.03%, Class I shares returned 8.54% and Class Y shares returned 8.60%.1 In comparison, the fund’s benchmarks, the NYSE® Technology Index and the S&P 500® Index, produced total returns of 11.66% and 1.94%, respectively, over the same period.2,3

Equities gained ground amid growing concern about the COVID-19 outbreak that emerged late in the reporting period, but technology stocks outperformed the broader market. The fund lagged the NYSE® Technology Index due to certain unfavorable stock selections.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks of growth companies of any size that BNY Mellon Investment Adviser, Inc. believes to be leading producers or beneficiaries of technological innovation. Up to 25% of the fund’s assets may be invested in foreign securities. In choosing stocks, the fund looks for technology companies with the potential for strong earnings or revenue growth rates. The fund’s investment process centers on a multi-dimensional approach that looks for opportunities across emerging growth, cyclical or stable growth companies.

Stocks Perform Well, Offset Somewhat by COVID-19 Concerns

The reporting period began with the market continuing to benefit from a shift in Federal Reserve (“Fed”) policy, which had been prompted by concerns about economic growth and corporate earnings. The Fed cut the federal funds target rate at its July 2019 meeting, bringing the rate to 2.00-2.25%.

The Fed followed up with two additional rate cuts in September and October 2019, as trade tensions and other geopolitical concerns appeared to be weighing on economic growth. This brought the federal funds target rate to 1.50-1.75%. Other major central banks were also supportive.

U.S. markets were steady through the middle of the reporting period, though investors were somewhat concerned about trade tensions and the global economy. Corporate earnings throughout the year were better than expected, which provided the markets relief, while U.S. consumer confidence remained resilient, supported by record low unemployment, rising wages and a tight labor market.

In the third quarter of 2019, investors rotated from growth stocks to value stocks, which benefited high-yielding and cyclical stocks, and hurt high-growth stocks, including technology segments. But corporate spending on technology remained strong, helping to support stocks involved in cybersecurity, 5G, Internet of Things, artificial intelligence and other technology themes.

Toward the end of 2019, that shift reversed, benefiting technology segments, especially software.

Later in 2019, stocks generally benefited from the announcement of a “Phase One” deal between China and the U.S. reducing tensions between the world’s two largest economies. The approval of the new U.S.-Mexico-Canada Trade Agreement by the U.S. House of Representatives also provided support to the market.

However, early in 2020, markets experienced a correction amid growing concerns about COVID-19, erasing much of the gain that occurred late in 2019. In response, the Federal Reserve cut the federal funds target rate by 50 basis points on March 3, 2020, bringing it down to 1.00 –1.25%.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Stock Selections Hurt Performance

Returns were hindered somewhat by certain stock selections. Shares of Xilinx, a semiconductor company, declined 12% because spending by data centers, a key customer segment, was weaker than expected. In addition, the fund’s position in KLA-Tencor, a semiconductor equipment manufacturer, rose 5% during the period but lagged the Index, as it experienced difficulties in execution and lowered its guidance more than investors expected. ProofPoint, an email security firm, also contributed negatively to fund results, as it fell 9%, in part due to the market’s shift from growth to value, and it reduced its revenue guidance more than expected. Finally, the fund’s position in Tesla contributed positively to performance on an absolute basis, but because the fund owned it only during the latter portion of the reporting period, the position detracted from performance on a relative basis.

The fund’s performance was helped by a position in Splunk, an industry leader in the data analytics industry, which rose 32% during the period. Shares of Advanced Micro Devices, a semiconductor manufacturer, also contributed positively to performance, rising 45% on the company’s expanding market share. A position in DocuSign, which is involved in managing electronic agreements, gained 86% due to strong financial results and a positive outlook.

Uncertainty Surrounding COVID-19 Will Benefit Some Technology Stocks

Although the short-term outlook is unclear, we continued to find attractive opportunities. Spending on information technology was expected to grow by 3-4% in 2020, but with the spread of COVID-19, the rate of growth will be less. On the other hand, this may be offset by the effects of widespread shutdowns of travel and businesses, which may accelerate the trend of companies enabling their employees to work from home. This will require spending on products that facilitate remote access, enhance network security and enable collaboration online.

Certain software companies are particularly well-positioned in cloud computing and collaboration tools and will continue to benefit in the short term. Companies that provide computing infrastructure, however, especially those that typically need face-to-face interaction to close large deals, may suffer in the current environment. In addition, companies that have been slow to move to a subscription model, which allows customers to tailor their spending to their fluctuating workforces, may also experience difficulties.

In the longer term, we remain bullish on a number of trends, including digital entertainment, blockchain, e-commerce, artificial intelligence, robotics and cybersecurity.

March 16, 2020

1  Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2  Source: Bloomberg L.P. — The NYSE® Technology Index is an equal-dollar-weighted index designed to objectively represent the technology sector by holding 35 of the leading U.S. technology-related companies. Investors cannot invest directly in any index.

3  Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The technology sector has been among the most volatile sectors of the stock market. Technology companies involve greater risk because their revenue and/or earnings tend to be less predictable, and some companies may be experiencing significant losses.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Technology Growth Fund from September 1, 2019 to February 29, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended February 29, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$6.27	$10.14	$5.13	$4.56
Ending value (after expenses)	$1,084.20	$1,080.30	$1,085.40	$1,086.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended February 29, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$6.07	$9.82	$4.97	$4.42
Ending value (after expenses)	$1,018.85	$1,015.12	$1,019.94	$1,020.49

†Expenses are equal to the fund’s annualized expense ratio of 1.21% for Class A, 1.96% for Class C, .99% for Class I and .88% for Class Y, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS

February 29, 2020 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 100.0%
Alternative Carriers - .8%
Bandwidth, Cl. A	36,021	[a,b]	2,265,361
Application Software - 19.1%
Adobe	31,744	[b]	10,955,489
DocuSign	27,168	[b]	2,344,870
Everbridge	45,299	[a,b]	4,786,292
HubSpot	28,687	[b]	5,147,882
OneConnect Financial Technology	141,775	[a,b]	1,538,259
Salesforce.com	82,551	[b]	14,066,690
Slack Technologies, Cl. A	172,910	[a,b]	4,672,028
Splunk	77,943	[b]	11,483,342
			54,994,852
Automobile Manufacturers - 4.6%
Tesla	19,847	[b]	13,257,598
Data Processing & Outsourced Services - 4.2%
FleetCor Technologies	17,929	[b]	4,765,349
Square, Cl. A	87,729	[a,b]	7,310,458
			12,075,807
Electronic Equipment & Instruments - 2.9%
Cognex	138,343		6,161,797
FLIR Systems	53,618		2,277,156
			8,438,953
Interactive Media & Services - 9.0%
Alphabet, Cl. C	9,968	[b]	13,350,441
Baidu, ADR	80,725	[b]	9,685,385
Twitter	88,473	[b]	2,937,304
			25,973,130
Internet & Direct Marketing Retailing - 9.1%
Alibaba Group Holding, ADR	59,974	[b]	12,474,592
Amazon.com	7,188	[b]	13,540,395
			26,014,987
Internet Services & Infrastructure - 5.3%
Shopify, Cl. A	23,254	[b]	10,773,811
Twilio, Cl. A	40,351	[a,b]	4,545,137
			15,318,948
Semiconductor Equipment - 5.7%
Applied Materials	153,351		8,912,760
KLA	47,976		7,374,391
			16,287,151
Semiconductors - 22.0%
Advanced Micro Devices	269,297	[a,b]	12,247,628
Broadcom	30,834		8,405,965

6

Description		Shares		Value ($)
Common Stocks - 100.0% (continued)
Semiconductors - 22.0% (continued)
Microchip Technology		77,401	[a]	7,021,045
NVIDIA		43,056		11,628,134
Qualcomm		154,511		12,098,211
Taiwan Semiconductor Manufacturing, ADR		216,798		11,672,404
				63,073,387
Systems Software - 11.6%
Microsoft		73,498		11,907,411
Proofpoint		46,020	[b]	4,908,033
Rapid7		50,070	[b]	2,318,241
ServiceNow		43,090	[b]	14,051,218
				33,184,903
Technology Hardware, Storage & Equipment - 5.7%
Apple		38,313		10,473,242
Western Digital		104,571		5,809,965
				16,283,207
Total Common Stocks (cost $218,960,690)				287,168,284
	1-Day Yield (%)
Investment Companies - .9%
Registered Investment Companies - .9%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $2,478,703)	1.59	2,478,703	[c]	2,478,703

Investment of Cash Collateral for Securities Loaned - .5%
Registered Investment Companies - .5%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $1,375,418)	1.59	1,375,418	[c]	1,375,418
Total Investments (cost $222,814,811)		101.4%		291,022,405
Liabilities, Less Cash and Receivables		(1.4%)		(3,888,625)
Net Assets		100.0%		287,133,780

ADR—American Depository Receipt

a Security, or portion thereof, on loan. At February 29, 2020, the value of the fund’s securities on loan was $30,500,020 and the value of the collateral was $30,386,755, consisting of cash collateral of $1,375,418 and U.S. Government & Agency securities valued at $29,011,337.

b Non-income producing security.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	76.5
Consumer Discretionary	13.7
Communication Services	9.8
Investment Companies	1.4
101.4

† Based on net assets.

See notes to financial statements.

8

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 8/31/19 ($)	Purchases ($)	Sales ($)	Value 2/29/20 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	2,339,842	51,299,333	51,160,472	2,478,703.9		25,297
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	6,016,391	37,602,237	42,243,210	1,375,418.5		-
Total	8,356,233	88,901,570	93,403,682	3,854,121	1.4	25,297

See notes to financial statements.

9

STATEMENT OF ASSETS AND LIABILITIES

February 29, 2020 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $30,500,020)—Note 1(c):
Unaffiliated issuers	218,960,690	287,168,284
Affiliated issuers	3,854,121	3,854,121
Cash denominated in foreign currency	46,344	46,532
Receivable for investment securities sold		878,967
Dividends and securities lending income receivable		168,569
Receivable for shares of Common Stock subscribed		155,710
Prepaid expenses		51,584
		292,323,767
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		274,021
Cash overdraft due to Custodian		878,967
Payable for shares of Common Stock redeemed		2,568,068
Liability for securities on loan—Note 1(c)		1,375,418
Directors’ fees and expenses payable		5,984
Other accrued expenses		87,529
		5,189,987
Net Assets ($)		287,133,780
Composition of Net Assets ($):
Paid-in capital		206,693,365
Total distributable earnings (loss)		80,440,415
Net Assets ($)		287,133,780

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	261,302,816	7,298,584	18,354,272	178,108
Shares Outstanding	6,498,727	283,524	391,337	3,777.45
Net Asset Value Per Share ($)	40.21	25.74	46.90	47.15

See notes to financial statements.

10

STATEMENT OF OPERATIONS

Six Months Ended February 29, 2020 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $36,725 foreign taxes withheld at source):
Unaffiliated issuers	1,167,540
Affiliated issuers	25,297
Interest	45,578
Income from securities lending—Note 1(c)	33,077
Total Income	1,271,492
Expenses:
Management fee—Note 3(a)	1,103,467
Shareholder servicing costs—Note 3(c)	506,546
Professional fees	42,810
Registration fees	34,265
Prospectus and shareholders’ reports	31,216
Distribution fees—Note 3(b)	30,832
Directors’ fees and expenses—Note 3(d)	10,563
Chief Compliance Officer fees—Note 3(c)	6,661
Custodian fees—Note 3(c)	4,012
Loan commitment fees—Note 2	3,284
Interest expense—Note 2	101
Miscellaneous	11,228
Total Expenses	1,784,985
Investment (Loss)—Net	(513,493)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	13,039,811
Net realized gain (loss) on forward foreign currency exchange contracts	(681)
Net Realized Gain (Loss)	13,039,130
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	10,986,964
Net Realized and Unrealized Gain (Loss) on Investments	24,026,094
Net Increase in Net Assets Resulting from Operations	23,512,601

See notes to financial statements.

11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended February 29, 2020 (Unaudited)	Year Ended August 31, 2019
Operations ($):
Investment (loss)—net	(513,493)	(473,601)
Net realized gain (loss) on investments	13,039,130	66,517,652
Net change in unrealized appreciation (depreciation) on investments	10,986,964	(83,415,357)
Net Increase (Decrease) in Net Assets Resulting from Operations	23,512,601	(17,371,306)
Distributions ($):
Distributions to shareholders:
Class A	(39,504,163)	(57,320,868)
Class C	(1,756,487)	(3,167,730)
Class I	(2,647,199)	(5,279,305)
Class Y	(22,507)	(2,445)
Total Distributions	(43,930,356)	(65,770,348)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	8,535,188	18,810,054
Class C	457,344	961,447
Class I	2,176,908	8,131,915
Class Y	-	152,987
Distributions reinvested:
Class A	36,473,417	53,076,388
Class C	1,442,943	2,756,294
Class I	2,584,614	5,172,566
Class Y	21,031	-
Cost of shares redeemed:
Class A	(28,660,841)	(46,362,030)
Class C	(2,257,007)	(4,723,199)
Class I	(8,735,548)	(17,879,087)
Increase (Decrease) in Net Assets from Capital Stock Transactions	12,038,049	20,097,335
Total Increase (Decrease) in Net Assets	(8,379,706)	(63,044,319)
Net Assets ($):
Beginning of Period	295,513,486	358,557,805
End of Period	287,133,780	295,513,486

12

	Six Months Ended February 29, 2020 (Unaudited)	Year Ended August 31, 2019
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	203,529	417,502
Shares issued for distributions reinvested	963,121	1,363,379
Shares redeemed	(684,092)	(1,018,096)
Net Increase (Decrease) in Shares Outstanding	482,558	762,785
Class Ca
Shares sold	17,904	31,320
Shares issued for distributions reinvested	59,406	101,002
Shares redeemed	(80,678)	(146,739)
Net Increase (Decrease) in Shares Outstanding	(3,368)	(14,417)
Class Ib
Shares sold	44,049	151,559
Shares issued for distributions reinvested	58,542	116,741
Shares redeemed	(179,753)	(331,836)
Net Increase (Decrease) in Shares Outstanding	(77,162)	(63,536)
Class Y
Shares sold	-	3,087
Shares issued for distributions reinvested	473	-
Net Increase (Decrease) in Shares Outstanding	473	3,087

[a]During the period ended February 29, 2020, 1,279 Class C shares representing $37,840 were automatically converted to 890 Class A shares and during the period ended August 31, 2019, 2,526 Class C shares representing $82,170 were automatically converted to 1,798 Class A shares.

[b]During the period ended February 29, 2020, 267 Class A shares representing $11,278 were exchanged for 234 Class I shares and during the period ended August 31, 2019, 803 Class A shares representing $47,184 were exchanged for 726 Class I shares.

See notes to financial statements.

13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended
February 29, 2020		Year Ended August 31,
Class A Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	43.75	59.03	49.66	42.56	40.03	47.28
Investment Operations:
Investment (loss)—net[a]	(.07)	(.07)	(.18)	(.18)	(.21)	(.26)
Net realized and unrealized gain (loss) on investments	3.34	(3.93)	14.40	11.13	5.32	.75
Total from Investment Operations	3.27	(4.00)	14.22	10.95	5.11	.49
Distributions:
Dividends from net realized gain on investments	(6.81)	(11.28)	(4.85)	(3.85)	(2.58)	(7.74)
Net asset value, end of period	40.21	43.75	59.03	49.66	42.56	40.03
Total Return (%)[b]	8.42[c]	(4.38)	30.67	28.34	13.23	1.40
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.21[d]	1.20	1.22	1.26	1.28	1.28
Ratio of net expenses to average net assets	1.21[d]	1.20	1.22	1.26	1.28	1.28
Ratio of net investment (loss) to average net assets	(.34)[d]	(.15)	(.34)	(.40)	(.53)	(.61)
Portfolio Turnover Rate	35.83[c]	69.92	49.14	58.27	37.76	67.23
Net Assets, end of period ($ x 1,000)	261,303	263,227	310,110	246,693	214,185	218,398

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

14

	Six Months Ended
	February 29, 2020	Year Ended August 31,
Class C Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	30.51	45.44	39.52	34.92	33.55	41.17
Investment Operations:
Investment (loss)—net[a]	(.16)	(.29)	(.47)	(.43)	(.44)	(.52)
Net realized and unrealized gain (loss) on investments	2.20	(3.36)	11.24	8.88	4.39	.64
Total from Investment Operations	2.04	(3.65)	10.77	8.45	3.95	.12
Distributions:
Dividends from net realized gain on investments	(6.81)	(11.28)	(4.85)	(3.85)	(2.58)	(7.74)
Net asset value, end of period	25.74	30.51	45.44	39.52	34.92	33.55
Total Return (%)[b]	8.03[c]	(5.10)	29.74	27.30	12.27	.61
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.96[d]	1.92	1.96	2.07	2.10	2.08
Ratio of net expenses to average net assets	1.96[d]	1.92	1.96	2.07	2.09	2.08
Ratio of net investment (loss) to average net assets	(1.09)[d]	(.88)	(1.14)	(1.21)	(1.34)	(1.41)
Portfolio Turnover Rate	35.83[c]	69.92	49.14	58.27	37.76	67.23
Net Assets, end of period ($ x 1,000)	7,299	8,754	13,692	24,060	24,544	25,028

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	February 29, 2020	Year Ended August 31,
Class I Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	49.88	65.30	54.34	46.09	43.05	50.14
Investment Operations:
Investment income (loss)—net[a]	(.03)	.04	(.07)	(.06)	(.12)	(.16)
Net realized and unrealized gain (loss) on investments	3.86	(4.18)	15.88	12.16	5.74	.81
Total from Investment Operations	3.83	(4.14)	15.81	12.10	5.62	.65
Distributions:
Dividends from net realized gain on investments	(6.81)	(11.28)	(4.85)	(3.85)	(2.58)	(7.74)
Net asset value, end of period	46.90	49.88	65.30	54.34	46.09	43.05
Total Return (%)	8.54[b]	(4.16)	30.97	28.69	13.49	1.69
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.99[c]	.96	.99	1.00	1.03	1.02
Ratio of net expenses to average net assets	.99[c]	.96	.99	1.00	1.03	1.02
Ratio of net investment income (loss) to average net assets	(.12)[c]	.08	(.11)	(.13)	(.27)	(.36)
Portfolio Turnover Rate	35.83[b]	69.92	49.14	58.27	37.76	67.23
Net Assets, end of period ($ x 1,000)	18,354	23,367	34,742	19,572	17,675	16,659

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

16

	Six Months Ended
	February 29, 2020	Year Ended August 31,
Class Y Shares	(Unaudited)	2019	2018	2017[a]
Per Share Data ($):
Net asset value, beginning of period	50.08	65.48	54.40	46.16
Investment Operations:
Investment income (loss)—net[b]	(.00)[c]	.14	.01	.00[c]
Net realized and unrealized gain (loss) on investments	3.88	(4.26)	15.92	12.09
Total from Investment Operations	3.88	(4.12)	15.93	12.09
Distributions:
Dividends from net realized gain on investments	(6.81)	(11.28)	(4.85)	(3.85)
Net asset value, end of period	47.15	50.08	65.48	54.40
Total Return (%)	8.60[d]	(4.11)	31.16	28.63[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.88[e]	.89	.85	.89[e]
Ratio of net expenses to average net assets	.88[e]	.89	.85	.89[e]
Ratio of net investment income (loss) to average net assets	(.01)[e]	.26	.02	.01[e]
Portfolio Turnover Rate	35.83[d]	69.92	49.14	58.27
Net Assets, end of period ($ x 1,000)	178	165	14	12

a From September 30, 2016 (commencement of initial offering) to August 31, 2017.

b Based on average shares outstanding.

c Amount represents less than $.01 per share.

d Not annualized.

e Annualized.

See notes to financial statements.

17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Technology Growth Fund (the “fund”) is a separate diversified series of BNY Mellon Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund’s investment objective is to seek capital appreciation. The fund is managed by Dreyfus Cash Investment Strategies, a division of BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

The Company’s Board of Director's (the “Board”) approved, effective December 31, 2019 (the “Effective Date”), the termination of the fund’s authorized Class T shares. Prior to the Effective Date, the fund did not offer such Class T shares for purchase. The authorized Class T shares were reallocated to authorized Class I shares and Class Y shares, increasing authorized Class I shares from 200 million to 250 million and increasing authorized Class Y shares from 100 million to 150 million.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 700 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (200 million shares authorized), Class C (100 million shares authorized), Class I (250 million shares authorized), and Class Y (150 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to

18

that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

20

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of February 29, 2020 in valuing the fund’s investments:

	Level 1 – Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Investment in Securities:†
Equity Securities - Common Stocks	287,168,284	-	-	287,168,284
Investment Companies	3,854,121	-	-	3,854,121

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign Taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the fund understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invest. These foreign taxes, if any, are paid by the fund and are reflected in the Statements of Operations.

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Foreign taxes payable or deferred as of February 29, 2020, if any, are disclosed in the fund’s Statements of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. At February 29, 2020, the market value of the collateral was 99.6% of the market value of the securities on loan. The fund received additional collateral subsequent to year end which resulted in the market value of the collateral to be at least 100% of the market value of the securities on loan. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended February 29, 2020, The Bank of New York Mellon earned $6,588 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the

22

“Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 29, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended February 29, 2020, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended August 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2019 was as follows: ordinary income $4,457,131 and long-term capital gains $61,313,217. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The average amount of borrowings outstanding under the Facilities during the period ended February 29, 2020 was approximately $8,242 with a related weighted average annualized interest rate of 2.47%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended February 29, 2020, the Distributor retained $3,797 from commissions earned on sales of the fund’s Class A shares and $327 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended February 29, 2020, Class C shares were charged $30,832 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 29, 2020, Class A and Class C shares were charged $331,269 and $10,277, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statements of Operations.

24

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended February 29, 2020, the fund was charged $46,276 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended February 29, 2020, the fund was charged $4,012 pursuant to the custody agreement.

During the period ended February 29, 2020, the fund was charged $6,661 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $188,618, Distribution Plan fees of $4,846, Shareholder Services Plan fees of $58,637, custodian fees of $2,600, Chief Compliance Officer fees of $2,219 and transfer agency fees of $17,101.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward foreign currency exchange contracts (“forward contracts”), during the period ended February 29, 2020, amounted to $103,724,490 and $132,202,299, respectively.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At February 29, 2020, there were no forward contracts outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended February 29, 2020:

Average Market Value ($)
Forward contracts	47,202

At February 29, 2020, accumulated net unrealized appreciation on investments was $68,207,594, consisting of $75,451,321 gross unrealized appreciation and $7,243,727 gross unrealized depreciation.

At February 29, 2020, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Event:

The post period-end coronavirus outbreak is impacting the global economy and the market environment. The final impact of the coronavirus outbreak on the investments of the Company is hard to predict. Considering post period-end market conditions, however, the carrying values retained for the investments in the financial statements may differ significantly from the current values of the investments.

26

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 10-11, 2020, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of science and technology funds (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional science and technology funds (the “Performance Universe”), all for various periods ended December 31, 2019, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of funds consisting of all institutional science and technology funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis.

27

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)

The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board discussed with representatives of the Adviser the reasons for the fund’s underperformance versus the Performance Group and Performance Universe during the periods under review and noted that the Adviser was committed to providing the resources necessary to assist the fund’s portfolio managers.

The Board reviewed and considered the contractual management fee rate paid by the fund to the Adviser over the fund’s last fiscal year in light of the nature, extent and quality of the management services provided by the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was equal to the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median actual management fee and lower than the Expense Universe median actual management fee and the fund’s total expenses were equal to the Expense Group median total expenses and lower than the Expense Universe median total expenses.

Representatives of the Adviser noted that there were no other funds advised or administered by the Adviser that are in the same Lipper category as the fund or separate accounts and/or other similar types of client portfolios that are considered to have similar investment strategies and policies as the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

28

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board determined to closely monitor performance in light of the fund’s underperformance versus the Performance Group and Performance Universe during the periods under review and approved renewal of the Agreement only through September 30, 2020.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above, subject to review no later than the next renewal consideration.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to

29

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)

similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement through September 30, 2020.

30

NOTES

31

NOTES

32

NOTES

33

For More Information

BNY Mellon Technology Growth Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DTGRX Class C: DTGCX Class I: DGVRX Class Y: DTEYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 0255SA0220

Item 2.           Code of Ethics.

                        Not applicable.

Item 3.           Audit Committee Financial Expert.

                        Not applicable.

Item 4.           Principal Accountant Fees and Services.

                        Not applicable.

Item 5.           Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.           Investments.

(a)                   Not applicable.

Item 7.           Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.           Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.           Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.        Submission of Matters to a Vote of Security Holders.

                        There have been no material changes to the procedures applicable to Item 10.

Item 11.        Controls and Procedures.

(a)           The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)           There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.        Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.        Exhibits.

(a)(1)      Not applicable.

(a)(2)      Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)      Not applicable.

(b)           Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Advantage Funds, Inc.

By:         /s/ Renee LaRoche-Morris

                Renee LaRoche-Morris

                President (Principal Executive Officer)

Date:      April 27, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:         /s/ Renee LaRoche-Morris

                Renee LaRoche-Morris

                President (Principal Executive Officer)

Date:      April 27, 2020

By:         /s/ James Windels

                James Windels

                Treasurer (Principal Financial Officer)

Date:      April 24, 2020

EXHIBIT INDEX

(a)(2)      Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)           Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)